Note: Certain material, indicated by three asterisks (***), has been omitted from this document pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omitted material has been filed separately with the Securities and Exchange Commission.

                      CARRIER SERVICES SWITCHLESS AGREEMENT

                                     BETWEEN

                    FRONTIER COMMUNICATIONS OF THE WEST, INC.

                                       AND

                         ROCKY MOUNTAIN BROADBAND, INC.

                            TABLE OF CONTENTS

SECTION

1.       Services
2.       Term Of The Agreement
3.       Billing And Payment
4.       Billing Disputes
5.       Termination Rights
6.       Taxes And Assessments
7.       Warranties And Limitation Of Liability
8.       Indemnification
9.       Representation
10.      Force Majeure
11.      Waivers
12.      Assignment
13.      Confidentiality
14.      Integration
15.      Construction
16.      Governing Law
17.      Notices
18.      Counterparts
19.      Compliance With Laws
20.      Third Parties
21.      Survival Of Provisions
22.      Unenforceable Provisions

EXHIBITS

Exhibit A         General And Service Definitions
Exhibit B         Ancillary Fee Schedule
Exhibit C         Call Detail Records; Order Processing Procedures; Letter Of
                    Agency Requirements
Exhibit D         Dedicated Carrier Termination Schedule
Exhibit D(a)      Carrier Domestic Termination Service
Exhibit D(b)      Carrier Termination International Service
Exhibit D(c)      Carrier Directory Assistance
Exhibit D(d)      Carrier 800 Transport Service
Exhibit E         Network Interconnection Schedule
Exhibit F         National Origination Service (1+)
Exhibit G         National Origination Service (800 Switched & Dedicated)
Exhibit H         National Origination Service (Dedicated)
Exhibit I         National Origination Service - (Switched International)
Exhibit I(a)      National Origination Service - (Dedicated International)
Exhibit J         Interlink Calling Card Service Schedule
Exhibit J(a)      Interlink Calling Card Service
Exhibit J(b)      Interlink Originating International Service
Exhibit J(c)      Interlink Terminating International Service
Exhibit L         800 PIN Service Schedule
Exhibit L -(a)    SONET Private Line


3/17/98                              2                          Initials ____

                         CARRIER SERVICE AGREEMENT

                               (Switchless)

This Carrier Service Agreement ("AGREEMENT") is entered into between the provider of service, Frontier Communications of the West, Inc. f/k/a West Coast Telecommunications, Inc. on behalf of itself and its affiliates ("FRONTIER"), a California corporation located at 135 East Ortega Street, Santa Barbara, CA 93101 and Rocky Mountain Broadband, Inc. ("RMBI"" or "Purchaser"), a Colorado corporation with its principal place of business located at 1099 18th Street, 30th Floor, Denver, Colorado 80202 (hereinafter, Frontier and RMBI may be referred to in the aggregate as "PARTIES", and each singularly as a "PARTY".)

                                   PURPOSE

The Parties are telecommunications carriers subject to the Communications Act of 1934, as amended, as well as the Telecommunications Act of 1996. RMBI desires to purchase network transport and other telecommunication services from Frontier for RMBI's resale to its business and residential customers. The Parties agree as follows:

1.       SERVICES:

         (a) Frontier shall, in accordance with this Agreement, provide to RMBI those services RMBI subscribes to hereunder as defined and identified herein and on exhibits, schedules and other attachments appended hereto and made a part of this Agreement from time-to-time by the Parties (collectively, the "SCHEDULES"). All such services being provided under the Schedules are collectively referred to as the "SERVICES".

         (b) RMBI shall provide Frontier with a forecast covering a good faith estimate based on historical information (if available) of the monthly traffic volume and geographic distribution for an ordered Service. The estimate will be for the 3 calendar month period following the desired activation date in a format supplied or approved by Frontier. Frontier may request updated forecasts on a reasonable basis. Forecasts do not constitute a binding commitment on the part of RMBI. Provision of Services is contingent on availability of Frontier facilities.

         (c) Orders for Services will be transmitted and processed in accordance with the procedures set out in Exhibit C attached hereto and made a part hereof as the same may be modified from time to time by Frontier upon written notice to RMBI.

2.       TERM OF THE AGREEMENT:

         (a) INITIAL TERM: This Agreement is effective and the Parties' obligations commence upon the date of execution by Frontier ("EFFECTIVE DATE") and continues in effect for a period of three (3) years ("INITIAL TERM") from either the day Service is first utilized by RMBI (as determined by Frontier's records), or the 90th day after the Effective Date, whichever date occurs first, such date known as the "START OF SERVICE DATE".

         (b) AUTOMATIC RENEWAL: This Agreement renews automatically for a 1 year period at the expiration of the Initial Term, unless canceled in accordance with the termination provisions of this Agreement ("SUBSEQUENT TERM"). Each Subsequent Term renews automatically for a 1 year period upon its expiration, unless canceled in accordance with the termination provisions of this Agreement.

         (c) CANCELLATION: Either Party may terminate this Agreement upon expiration of a term upon written notice given at least 90 days prior to expiration of the then current term.

3/17/98                              3                           Initials ____

3. BILLING AND PAYMENT: RMBI shall pay Frontier for the Services at the rates and charges set out in the applicable Schedules. If RMBI is required to pay an initial cash deposit or provide other assurance of payment, then Frontier is not obligated to begin accepting orders or providing Service until the deposit or other assurance of payment is received.

         (a) RMBI shall provide Frontier security in the form of a corporate guaranty from RMBI's parent, Rocky Mountain Internet, Inc., in an amount of *** for a one (1) year period, commencing with the Start of Service Date. At the end of the one year period Frontier will re-evaluate RMBI's payment history and financial condition. After such review, Frontier may at it sole discretion either (i) require additional security from RMBI, or (ii) require an extension and an increase in Rocky Mountain Internet, Inc.'s corporate guaranty, in accordance with subparagraph 3 (e).

         (b) Frontier shall invoice RMBI via facsimile, with a follow-up copy sent via regular U.S. mail or overnight delivery service, on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Frontier ("INVOICE"). Each Invoice details: (i) the amount due Frontier, or the credit due RMBI, after a reconciliation between the actual charges for the Services for the prior Billing Cycle, and (ii) any other sums due Frontier.

         (c) Each Invoice shall be paid by RMBI in immediately available U.S. funds so that the payment is received by Frontier no later than thirty (30) calendar days from the date of the Invoice (the "DUE DATE"). Frontier agrees that (i) the Invoice date will be the same day the Invoice is faxed to RMBI, and
                  (ii) the Invoice will be faxed on a Business Day. Any Invoice not paid by the Due Date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid.

         (d)      The RMBI facsimile number and contact for purposes of this
                  Section 3. are 303-672-0711, Attention: Kirk Roberts. RMBI may change the facsimile number and contact upon written notice to Frontier.

         (e) If RMBI is delinquent in payment of an Invoice and Frontier does not have security from RMBI equal to RMBI's prior month's usage charges, RMBI shall provide such additional security as Frontier may reasonably request in writing.

         (f) FRAUDULENT USAGE: Subject to the fraudulent usage provisions of the Frontier InterLink Calling Card Services Schedule if applicable, Frontier is not responsible for any fraudulent use of Service. RMBI is solely responsible for all Services' usage, fraudulent or otherwise. Claims of fraudulent usage shall not constitute a valid basis for dispute of an Invoice. Frontier will monitor End-User call activity for suspected fraudulent use using the same procedures Frontier uses for its own customers (except Frontier will contact RMBI in lieu of the End-User when investigating suspected fraudulent use).

         (g) RMBI agrees to pay to Frontier any and all local exchange carrier ("LEC") assessed charges (other than access or other LEC charges otherwise included under this Agreement) and governmentally imposed charges levied upon Frontier as a result of Services provided to RMBI, such as but not limited to:

                  (i) primary Interexchange carrier ("PIC") change and slamming related charges under Exhibit C, Section III;

                  (ii) assessments by the National Exchange Carrier's Association, Inc. (NECA) including but not limited to, the Universal Service Fund/Lifeline Assistance (USF/LA), the Telecommunications Relay Service (TRS) Fund, and other assessments as may be assessed by NECA in the future relative to the Services; (RMBI understands that NECA charges are assessed on a per ANI basis for Presubscribed End-User ANIs, whether such ANIs are active or not);

3/17/98                              4                           Initials ____

                  (iii) assessments by regulatory agencies, including but not limited to, the Federal Communications Commission
                           (FCC) and state Public Utility/Service Commissions;

                  (iv) charges or costs incurred by Frontier for FCC/PUC mandated initiatives under the Telecommunications Act of 1996, or otherwise, such as the "access reform" and "payphone dial-around compensation" initiatives, plus a reasonable fee for administration of those initiatives applicable to the Services provided to RMBI;

                  (v) when Frontier is acting as the RespOrg, National Administrative Services Center assessments (including any monthly recurring charges) for "800"/"888" service installation;

                  (vi) applicable charges set out in the Schedule of Ancillary Fees attached hereto as Exhibit B and made a part hereof as the same may be modified from time to time by Frontier upon written notice to RMBI.

         (h) Beginning with RMBI's Billing Cycle that commences in the tenth (10th) calendar month following the Start of Service Date, RMBI is liable for an overall monthly minimum usage charge for all Services *** "Minimum Charge"). At such time as RMBI has paid an aggregate of *** in Services' usage charges under this Agreement (inclusive of any paid Minimum Charge shortfalls) the Minimum Charge shall be canceled for the remaining term of this Agreement and, nothwithstanding the provisions of Section 2., the Initial Term and any Subsequent Term shall be deemed to have expired and either party may thereafter terminate this Agreement upon 90 days prior written notice. For example: assume a Start of Service Date of 3/28 with a seventh calendar month commencement; then, the Minimum Charge would be effective with RMBI's October (April being the first calendar month following the Start of Service Date and October being the seventh such calendar month) into November Billing Cycle. If the Start of Service Date is the first day of a calendar month, then such calendar month shall be deemed the first calendar month following the Start of Service Date for purposes of this sub-paragraph. If RMBI's net charges (after any discounts or credits) for the Services are less than the Minimum Charge in any month, RMBI shall pay the shortfall. If this Agreement is terminated prior to the time the Minimum Charge becomes effective (other than termination by RMBI for an uncured breach by Frontier), RMBI shall be liable for the liquidated damages described in Section 5.(d).

         (i) Frontier may revise the rates and monthly recurring and other charges in this Agreement and the Schedules at any time upon written notice to RMBI. Unless otherwise stated in the notice, domestic rates are effective within thirty days and international/offshore rates are effective within seven days of the date of Frontier's written notice. If the effective rate for a specific international country is increased pursuant to this paragraph, then RMBI may cancel Service to such country upon written notice to Frontier given within 30 days after RMBI's receipt of the rate increase notice. Cancellation of Service to a country under this paragraph includes a pro-rata reduction in the Minimum Charge to adjust for the country to the extent severable by Frontier. The pro-rata reduction in the Minimum Charge shall be calculated by reducing the same in an amount equal to the charges to RMBI for Services to the country being canceled in the month prior to the month in which RMBI provides notice to Frontier of cancellation. If there are no charges for Service to such country in such prior month then the parties agree to in good faith negotiate a reduced Minimum Charge which is reasonable under the circumstances.

3/17/98                              5                           Initials ____

         (j) RMBI agrees that any make up to minimum charges, shortfall charges and surcharges for which it is liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Frontier's part, and are not penalties or consequential or other damages under
                  Section 7.(b).

4. BILLING DISPUTES: The Parties agree that time is of the essence for payment of all Invoices. RMBI shall provide written notice and supporting documentation for any good-faith dispute it may have with an Invoice ("DISPUTE") within 60 Business Days after RMBI's receipt. If RMBI does not report a Dispute within the 60 Business Day period, RMBI shall have waived its dispute rights for that Invoice. RMBI shall pay disputed amounts, subject to resolution of the Dispute. Frontier will use reasonable efforts to resolve timely Disputes within 30 Business Days after its receipt of the Dispute notice. If a Dispute is not resolved within the 30 Business Day period to RMBI's satisfaction, then at RMBI's request the Dispute will be referred to an executive officer of Frontier. If the Dispute is not resolved within 15 Business Days after the referral, then either Party may commence an action in accordance with Section 16., provided that the prevailing Party in such action shall be entitled to payment of its reasonable attorney fees and costs by the other Party.

5.        TERMINATION RIGHTS:

          (a) REGULATORY CHANGES: If the FCC, a state PUC or a court of competent jurisdiction issues a rule, regulation, law or order which has the effect of canceling, changing, or superseding any material term or provision of this Agreement (collectively, "REGULATORY REQUIREMENT"), then this Agreement shall be deemed modified in such a way as the Parties mutually agree is consistent with the form, intent and purpose of this Agreement and is necessary to comply with such Regulatory Requirement. Should the Parties not be able to agree on modifications necessary to comply with a Regulatory Requirement within 30 days after the Regulatory Requirement is effective, then upon written notice either Party may, to the extent practicable, terminate that portion of this Agreement impacted by the Regulatory Requirement.

          (b) Either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations. Frontier may, upon 10 days prior written notice, immediately terminate this Agreement for RMBI's failure to pay any delinquent Invoice not properly disputed under
                   Section 4, or to maintain any other assurance of payment that may be required hereunder.

          (c) In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay which is covered under (b) above), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 30 day period. A breach that cannot be reasonably cured within a 30 day period may be addressed by a written waiver of this paragraph signed by the Parties.

          (d) Upon any material breach by RMBI not cured after expiration of all applicable notice and cure periods, Frontier may at its sole option do any or all of the following:

                  (i) cease accepting or processing orders for Service and suspend Service;

                  (ii) cease all electronically and manually generated information and reports (including any CDR not paid for by RMBI);

                  (iii) draw on any letter of credit, security deposit or other assurance of payment and enforce any security interest provided by RMBI;


3/17/98                                6                          Initials_____

                  (iv) terminate this Agreement and Service without liability to Frontier;

                  (v) collect from RMBI as liquidated damages an amount equal to the Minimum Charge times the number of months remaining on the unexpired term of this Agreement; and ,

                  (vi) pursue such other legal or equitable remedy or relief as may be appropriate.

6.       TAXES AND ASSESSMENTS:

                  RMBI is responsible for the collection and remittance of all governmental assessments, surcharges and fees pertaining to its resale of the Services (other than taxes on Frontier's net income) (collectively, "TAXES"). RMBI shall provide Frontier with, and maintain, valid and properly executed certificate(s) of exemption for the Taxes, as applicable.

7.       WARRANTIES AND LIMITATION OF LIABILITY:

         (a) Service shall be provided by Frontier in accordance with the applicable technical standards established for call transport by the telecommunications industry. Frontier shall provide Service in a quality and diligent manner consistent with service Frontier provides to its other customers via a digital fiber optic network with SS7 signaling (where available). FRONTIER MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

         (b) In no event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

8.       INDEMNIFICATION:

         Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) acts or omissions in the operation of its business, and (ii) its breach of this Agreement; provided, however, Frontier shall not be liable and shall not be obligated to indemnify RMBI, and RMBI shall defend and indemnify Frontier hereunder, for any claims by any third party, including End-Users, with respect to services provided by RMBI which may incorporate any of Frontier's services, except that RMBI shall not be obligated to indemnify Frontier for any third party claims arising out of Frontier's gross negligence or willful misconduct.

9.       REPRESENTATION:

         The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

1$***E MAJEURE:

         Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil


3/17/98                                7                          Initials_____
         disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control.

11.      WAIVERS:

         Failure of either Party to enforce or insist upon compliance with the provisions of this Agreement shall not be construed as a general waiver or relinquishment of any provision or right under this Agreement.

12.      ASSIGNMENT:

         Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably withheld, except that Frontier may assign this Agreement to its parent, successor in interest, or an affiliate or subsidiary without RMBI's consent. Any assignment or transfer without the required consent is void.

13.      CONFIDENTIALITY:

          (a) Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "PROPRIETARY INFORMATION") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the "DISCLOSING PARTY" and the other Party referred to as the "RECEIVING PARTY"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party.

          (b) The confidentiality of obligations of this Section do not apply to any portion of the Proprietary Information which is
                   (i) or becomes public knowledge through no fault of the Receiving Party; (ii) in the lawful possession of Receiving Party prior to disclosure to it by the Disclosing Party (as confirmed by the Receiving Party's records); (iii) disclosed to the Receiving Party without restriction on disclosure by a person who has the lawful right to disclose the information; or (iv) disclosed pursuant to the lawful requirements or formal request of a governmental agency. If the Receiving Party is requested or legally compelled by a governmental agency to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party agrees that it will provide the Disclosing Party with prompt written notice of such requests so that the Disclosing Party has the opportunity to pursue its legal and equitable remedies regarding potential disclosure.

          (c) Each Party acknowledges that its breach or threatened breach of this Section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the Receiving Party agrees that equitable relief, including temporary or permanent injunctions, is an available remedy in addition to any legal remedies to which the Disclosing Party may be entitled.

          (d) Neither Party may use the name, logo, trade name, service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or withheld at the other Party's sole discretion.

          (e) Notwithstanding the restrictions set forth in this Section, Frontier may use End-User Information in furtherance of its rights under Section 5.

3/17/98                                8                          Initials_____

14.      INTEGRATION:

         This Agreement and all Exhibits, Schedules and other attachments incorporated herein, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

15.      CONSTRUCTION:

         The language used in this Agreement is deemed the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

16.      GOVERNING LAW:

         This Agreement is subject the laws of New York, excluding its choice of law principles. The Parties agree that any action to enforce or interpret the terms of this Agreement shall be instituted and maintained only in the Federal Court for the Western District of New York, or if jurisdiction is not available in the Federal Court, then a state court located in Rochester, New York. RMBI hereby consents to the jurisdiction and venue of such courts and waives any right to object to such jurisdiction and venue.

17.      NOTICES:

         All notices, including but not limited to, demands, requests and other communications required or pemitted hereunder (not including Invoices) shall be in writing and shall be deemed to be delivered when actually received, whether upon personal delivery or if sent by facsimile, mail or overnight delivery. All notices shall be addressed as follows, or to such other address as each of the Parties hereto may notify the other:

         Frontier Communications of the West, Inc.            Rocky Mountain Broadband, Inc.
         ATTN: Peggy L. Palak, Mgr. Contract Svcs.            ATTN: Kevin Loud, Vice President
         Operations
               Brian V. Fitzpatrick, VP Carrier Svcs.
         135 E. Ortega Street                                 1099 18th Street, 30th Floor
         Santa Barbara, CA 93101                              Denver, CO 80202
         Facsimile #800-689-2395                              Facsimile #303-672-0711

18.      COUNTERPARTS:

         This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

19.      COMPLIANCE WITH LAWS:

         During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Further, each Party shall obtain, file and maintain any tariffs, permits, certifications, authorizations, licenses or similar documentation as may be required by the FCC, a state Public Utility or Service Commission, or any other governmental body or agency having jurisdiction over its business. Upon request, a Party will supply copies of such permits, certifications, authorizations, licenses and similar documentation.


3/17/98                                9                          Initials_____

2$***D PARTIES:

         The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Frontier and RMBI, and do not create any right, claim or benefit on the part of any person not a Party to this Agreement, including End-Users.

21.      SURVIVAL OF PROVISIONS:

         Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, assurances of payment, limitations on liability and indemnification, survive termination of this Agreement.

22.      UNENFORCEABILITY OF PROVISIONS:

         The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified. This Agreement is voidable by Frontier if modified by RMBI without the written or initialed consent of a Frontier Vice President.

By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised as to its legal rights, duties and obligations under this Agreement.


FRONTIER COMMUNICATIONS OF THE WEST, INC.           ROCKY MOUNTAIN BROADBAND, INC.

By: /s/ BRIAN V. FITZPATRICK     3/19/98            By: DOUGLAS H. HANSON
    ------------------------------------                --------------------------------------
    Brian V. Fitzpatrick, Vice President                Douglas H. Hanson, President & CEO
      Frontier Carrier Services Group

Date: 3/19/98                                        Date: 3-18-98
      ---------------------------------                    -----------------------------------


3/17/98                               10                          Initials_____

                                                                       Exhibit A
                                                                     Page 1 of 2


                              GENERAL DEFINITIONS
     (Not otherwise defined in the body of the Agreement or the Schedules)

1. FRONTIER 800 NUMBERS are 800/888 telephone numbers ordered onto the Frontier network by RMBI and for which Frontier has either (i) been appointed the RespOrg, or (ii) reserved and issued the 800 telephone number to RMBI. Frontier shall be deemed to be the RespOrg for all 800/888 telephone numbers reserved and issued by it under (ii) above.

2.       ANI is a telephone number.

3. BILLING CYCLE is the Frontier billing cycle to which RMBI's account hereunder is assigned by Frontier (a full billing cycle equals approximately 30 days of Services usage).

4. BUSINESS DAY is Monday through Friday, 8:30 a.m. to 5:30 p.m. Detroit, MI local time, excluding nationally recognized holidays. Unless otherwise stated, "DAYS" refers to calendar days.

5. PRESUBSCRIBED means that an End-User has been assigned to Frontier's network via Frontier's CIC.

6. CARRIER 800 NUMBERS are 800/888 telephone numbers ordered onto the Frontier network by RMBI for which a party other than Frontier or RMBI has been appointed the RespOrg.

7. CODE is a calling card authorization number used to access the Calling Card Services.

8. CDR means call detail records and CDR TAPE is a magnetic tape containing CDR.

9. RMBI 800 NUMBERS are 800/888 telephone numbers ordered onto the Frontier network by RMBI for which RMBI has been appointed the RespOrg.

1$***USERS are customers of RMBI for which RMBI has submitted an order that has been accepted by Frontier during the term of this Agreement. To the extent that RMBI subscribes to the Services for its own use, RMBI is deemed to be an End-User.

11. 800 NUMBERS collectively refers to the Frontier 800 Numbers, Carrier 800 Numbers, RMBI 800 Numbers and PIN 800 Numbers.

12. GUIDELINES refer to the telecommunications industry's general rules with respect to 800/888 number portability, including but not limited to, (i) the Federal Communications Commission's ("FCC") 800/888 (and other toll-free) number portability policies and rules, (ii) the SMS 800 requirements set forth in the Bell Operating Companies' Tariff FCC No. 1, and (iii) the 800 DataBase Ad-Hoc Committee's Guidelines for 800 DataBase, as all of the foregoing may be replaced or modified from time to time.

13. PIN 800 NUMBERS are Frontier 800 Numbers assigned to RMBI for use with the 800 PIN Service.

14. RESPORG is a responsible organization as defined in the Guidelines. A RespOrg is the entity that is responsible for managing and administering the account records in the 800 Service Management System DataBase.


3/17/98                                11                        Initials ______

                                                                       Exhibit A
                                                                     Page 2 of 2


                        SERVICE DEFINITIONS/DESCRIPTIONS

1.       CALLING CARD SERVICES consist of calling card traffic generated via
         Codes.

2. 800 PIN SERVICE consists of inbound Switched Services combined with a PIN 800 Number accessed via four digit personal identification numbers ("PIN NUMBERS") used by End-Users ("0000", "4663", "9675" and "9999"
         are not available as PIN Numbers). The use of the PIN Numbers with a PIN 800 Number peRMBIts multiple End-Users to utilize the same 800/888 telephone number on an individual basis. 800 Directory Assistance is not available with the 800 PIN Service.

3. NOS DEDICATED SERVICES consist of: (i) End-User switched outbound long distance traffic delivered to a Frontier Point of Presence ("POP") via dedicated facilities and terminated over the Frontier network, and
         (ii) switched inbound 800/888 traffic generated via 800 Numbers which traffic originates on the Frontier network and is terminated by Frontier onto RMBI's or an End-User's dedicated facilities.

4. DIRECTORY ASSISTANCE TRANSPORT consists of Frontier terminating calls made by End-Users to directory providers for assistance in locating a non-800 Number. "800 DIRECTORY ASSISTANCE" consists of calls made to directory providers for assistance in locating a Frontier 800 Number.

5. INBOUND SERVICES collectively refers to inbound traffic generated via any of the other Services.

6. INTERNATIONAL SERVICES consist of international traffic generated via any of the other Services.

7. SWITCHED SERVICES consist of switched inbound and outbound long distance traffic generated by End-Users that originates and terminates on the Frontier network.

8. DEDICATED CARRIER TERMINATION consists of switched outbound long distance traffic delivered by RMBI to a Frontier Point of Presence ("POP") via dedicated facilities and terminated over the Frontier network.

9. NATIONAL ORIGINATION SERVICES ("NOS"): collectively includes the Switched Services, the NOS Dedicated Services and related Inbound Services and International Services.

1$***ESTIC means the 48 contiguous United States.

11.      OFF-SHORE means Alaska, Hawaii, Puerto Rico and the U.S. Virgin
         Islands.

12. OPERATOR SERVICES: see Operator Services Schedule. Operator Services specifically exclude calling card operator assistance calls made via Codes, which are deemed to be part of the Calling Card Services.


3/17/98                                12                        Initials ______

                                                                       Exhibit B
                                                                     Page 1 of 1


                          SCHEDULE OF ANCILLARY FEES


ELECTRONIC EXCHANGE
     Set-up (to be refunded upon first $*** invoice)                                                 $*** Waived
     Monthly Recurring Charge for Service (MRC)                                                      $***
     If RMBI is not subscribed to a switched inbound/outbound Service, RMBI will be charged Frontier's then current standard NOS switched rate per minute
     (at RMBI's applicable rate level) for usage of the 800/888 number

CALL DETAIL RECORD/EMI RECORD DELIVERY (EXCLUDING RDA/EE)
     Per initial Mag Tape                                                                            ***
     Additional Mag Tapes                                                                            $***
     Programming charges to change format (per hour)                                                 $***

BRANDED 700 TEST NUMBER
     Setup Non-Recurring Charge (NRC)                                                                $***
     Service (MRC)                                                                                   $***

PIC CHARGES
     Unauthorized PIC changes (Noted on Invoice as "Unauthorized Carrier Change Charges)        See Exhibit C III. #2
     Rejected LEC Order resolution/rework                                                            ***

ACCOUNTING CODES
     Non-validated MRC (per account)                                                                 ***
     Validated MRC (per account)                                                                     $***

PRESUBSCRIBED INTEREXCHANGE CARRIER CHARGE "PICC" (SUBJECT TO CHANGE W/O NOTICE)
     The MAXIMUM per-line charges are:
     $*** and $*** for primary and non-primary residential lines
     $*** and $*** for single-line business lines and multi-line business lines

800 SMS DATABASE ADMINISTRATION (SUBJECT TO CHANGE)
     Pass-through MRC per active Frontier RespOrg 800 number                                         $***
     Frontier RespOrg Maintenance Service Charges                                                    $***
     Directory Assistance Listing NRC Implementation                                                 $***
     Directory Assistance Listing MRC per 800 number                                                 $***

800 CARRIER TRANSPORT (DEDICATED)
     ANI / DNIS Delivery NRC - Implementation                                                        $***
     ANI / DNIS Delivery MRC                                                                         $***
     Stand-Alone DNIS NRC - Implementation                                                           $***
     Stand-Alone DNIS MRC                                                                            $***

800 P.I.N
     Set-up Charge per P.I.N. Program (NRC)                                                          $***
     To be refunded after first $2,500 in 800 PIN billing

NOS DEDICATED SERVICES
     Switch connection fee per DS-1 (MRC)                                                            $***

EQUIPMENT/ELECTRONICS
     Channel Banks/CSU/Cards Implementation (NRC)                                                    $***
     Channel Banks/CSU/Cards (MRC)                                                                   $***
     Stand-Alone CSU Implementation (NRC)                                                            $***
     Stand-Alone CSU (MRC)                                                                           $***



3/17/98                                13                        Initials ______

                                                                       Exhibit C
                                                                     Page 1 of 3


                              CALL DETAIL RECORDS
                          ORDER PROCESSING PROCEDURES
                         LETTER OF AGENCY REQUIREMENTS

I.       Call Detail Records; End-User DataBase Access.

         1. If RMBI requires call detail records for usage of the Services ("CDR") it has the option of (i) receiving CDR on a monthly basis via magnetic tape, and/or (ii) having access on a daily basis via electronic data exchange.

         2. If RMBI elects option 1. (i), then on or about the fifth Business Day following the end of a Billing Cycle, Frontier will deposit with an overnight delivery service for delivery to RMBI a CDR Tape in the format established by Frontier. CDR Tapes rate the Services at Frontier rates in effect at the time the Services were provided and must be re-rated by RMBI at its tariffed rates.

         3. If RMBI elects option 1. (ii), then Frontier will make CDR available for RMBI's access Monday through Saturday, excluding nationally recognized holidays, for the prior period's traffic. RMBI's access to CDR will be via electronic data exchange ("ELECTRONIC EXCHANGE") to either (i) RMBI's designated mainframe computer via the IBM Information Network ("IIN") via Network Data Mover ("NDM"), or (ii) dedicated personal computer via Procomm+ software. RMBI is liable for all transmission charges together with the cost of Frontier compatible hardware and software necessary at its location for use of Electronic Exchange. Frontier will archive CDR for 8 Business Days.

         4. At RMBI's written request, Frontier will provide RMBI access to RMBI's End-User records resident on Frontier's systems in Michigan via remote access ("RDA") so that RMBI may perform limited record inquiries and updates on a "real-time" basis. RDA is available with Electronic Exchange only. RMBI agrees to comply with such policies, procedures and security measures as Frontier may reasonably establish from time to time for RMBI's use of RDA., Frontier reserves the right, with 48 hours prior notification, to immediately discontinue RDA by RMBI if Frontier determines in its reasonable business judgment that RMBI is using RDA or data obtained therefrom in a manner detrimental to Frontier or in violation of the confidentiality provisions of this Agreement.

II.      Order Processing Procedures.

         1. Orders for Service are transmitted in a format designated by Frontier via Electronic Exchange. At the time RMBI submits an order for Service, RMBI shall furnish Frontier with the name, billing and service addresses and ANI of each Presubscribed End-User (the "END-USER INFORMATION"). The End-User Information is required for LEC account set-up, normal call processing and handling NXX level customer service. The End-User Information is deemed to be RMBI's Proprietary Information in accordance with Section 13. of the Agreement.

         2. If the traffic volume of Services ordered by RMBI is such that Frontier reasonably determines that a delay in processing orders is required, Frontier may delay order processing for such period of time as Frontier deems reasonable under the circumstances. If any such delays result in RMBI being unable to meet a minimum usage requirement under the Agreement, Frontier agrees to proportionally reduce the minimum requirement during the period orders are so delayed.


3/17/98                                14                        Initials ______

                                                                       Exhibit C
                                                                     Page 2 of 3


         3.        Codes and End-User ANIs:

                   A. Codes for existing End-User ANIs will be activated within 5 Business Days of receipt by Frontier of complete and accurate End-User Information. Codes requested with End-User ANI orders will be activated when the ANI is activated.

                   B. RMBI understands and agrees that activation of End-User ANIs is contingent on the End-User Information associated with such ANIs complying with LEC established criteria. Assuming receipt of properly formatted End-User Information that complies with the LEC established criteria, ANIs will generally be activated within 10 Business Days of receipt by Frontier of the End-User Information. If the End-User Information does not comply with LEC criteria, Frontier will return the same to RMBI for RMBI's correction and resubmission.

         4.        800 Numbers:

                   Subject to (i) the Guidelines, (ii) delays attributable to third parties, and (iii) otherwise applicable provisions of the Agreement, 800 Numbers will be activated and confirmed by Frontier within 2 Business Days of receipt by Frontier of a proper order in accordance with the order processing requirements set forth below.

                   A. Orders must be submitted via Frontier established procedures and formats and must include: (i) a letter of authorization if Frontier is being appointed the RespOrg, and (ii) the End-User Information for each 800 Number, including the ANI translation for each 800 Number.

                   B. RMBI may request that Frontier reserve a specific Frontier 800 Number on behalf of RMBI at the charge set out in Exhibit B. Frontier will either confirm reservation or indicate unavailability within
                            2 Business Days of its receipt of the request.

                   C. If Frontier has reserved a Frontier 800 Number for RMBI and RMBI does not order activation of the reserved number in accordance with item (a) above within 10 Business Days from the date Frontier confirms the reservation, the reserved number will be assigned to the Frontier pool of 800 numbers and be available to Frontier for its own business purposes.

         5. If the End-User Information or any other necessary order information submitted by RMBI is incomplete or inaccurate, Frontier will return the same to RMBI for correction and resubmission.

         6. Service Cancellation: Frontier will, at RMBI's request and at RMBI's sole risk and liability, block or cancel all or a portion (to the extent peRMBItted by its systems) of an End-User's Service(s).


3/17/98                                15                        Initials ______

                                                                       Exhibit C
                                                                     Page 3 of 3


III.     Letter of Agency Requirements.

         RMBI is responsible for obtaining and maintaining valid letters of agency from prospective End-Users in accordance with the following:

         1. Frontier acknowledges that at times RMBI may obtain prospective End-Users through telemarketing and tape recorded third party verifications in accordance with FCC Guideline Subpart K section 64.1100 (c) as the same may be amended, interpreted or clarified ("VERBAL LOA"). RMBI understands that some LECs will not accept Verbal LOAs as valid authorization for a change of long distance carriers and agrees that for prospective End-Users located in such LECs' jurisdictions it will use Written LOAs. When RMBI uses written letters of agency ("WRITTEN LOAS") for prospective End-Users it shall use a format that complies with FCC Guideline Subpart K section 64.1150 as the same may be amended, interpreted or clarified. RMBI shall retain all Verbal LOA tapes and transcripts and Written LOAs used and promptly make the originals available upon the request of Frontier, a LEC or any regulatory agency.

         2. RMBI agrees that a Verbal LOA may be used to presubscribe a prospective End-User to Frontier, but that the Verbal LOA will not be accepted by Frontier as documentation with respect to any PIC or "slamming" claims. Except as it may otherwise agree in writing, Frontier is not obligated to "work" PIC disputes with respect to "slamming" or similar claims from End-Users or prospective End-Users. Frontier will refer LEC inquiries, and pass through any LEC charges imposed on Frontier for such claims, directly to RMBI, including without limitation, PIC charges or any other charges and penalties imposed by a LEC or regulatory agency, plus an additional amount equal to such charges and penalties as an administration fee (collectively, "PIC CHARGES"), with respect to such claims. PIC Charges will be billed to RMBI periodically on an Invoice. Verbal LOAs and Written LOAs are collectively referred to as "LOAS". RMBI SHALL DEFEND AND INDEMNIFY FRONTIER AGAINST ANY AND ALL CLAIMS, INCLUDING WITHOUT LIMITATION, ANY END-USER, LEC OR REGULATORY AGENCY CLAIMS (INCLUDING "SLAMMING CLAIMS"), ARISING FROM OR RELATED TO RMBI'S USE OR FAILURE TO USE OR PROVIDE VALID LOAS.


3/17/98                                16                        Initials ______

                                                                       Exhibit D
                                                                     Page 1 of 1


                         DEDICATED CARRIER TERMINATION SCHEDULE

Unless otherwise stated, domestic calls are measured in 6 second increments after a 6 second minimum and international calls in 6 second increments after a 30 second minimum.

Dedicated Termination Service:

1. For domestic and international traffic (including Directory Assistance Transport) originating from RMBI's switch, RMBI shall pay the applicable rates set out in the attached pricing schedules.

2. Each DS-1 circuit interconnecting RMBI to one of the Frontier POPs set out in the attached Network Interconnections Schedule has a monthly minimum usage requirement of 100,000 minutes. Frontier may add or delete a POP at any time upon written notice. If a DS-1 circuit experiences a minimum shortfall over two consecutive Billing Cycles, Frontier may provide RMBI with written notice of such fact and of Frontier's intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. RMBI shall reimburse Frontier for any termination fees or charges paid by Frontier to the circuit provider for early disconnection of such circuit.

3. RMBI shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface with Frontier's equipment and network.

4. If in any given month more than 15% of RMBI's total domestic dedicated carrier traffic does not terminate to a RBOC/GTE region, Frontier may apply a $*** per minute surcharge to all of such traffic in excess of the 15%.


3/17/98                                17                        Initials ______

                                                                       Exhibit D
                                                                     Page 2 of 2


                                 GATEWAY CARRIER SERVICE
                                   LATA GATEWAY TABLE


------------------------------------------------------------------------------------------
  NORTHEAST      SOUTHEAST               MIDWEST              SOUTHWEST         WEST
------------------------------------------------------------------------------------------
     120            420            234            532            486            638
     122            422            254            534            488            648
     124            424            256            620            490            650
     126            428            320            624            492            652
     128            430            322            626            526            654
     130            432            324            628            528            666
     132            434            325            630            530            668
     133            436            326            632            536            670
     134            438            330            634            538            672
     136            440            332            635            540            674
     138            442            334            636            542            676
     140            444            336            640            544            720
     220            446            338            644            546            721
     222            448            340            646            548            722
     224            450            342            922            550            724
     226            452            344            923            552            726
     228            454            346            924            554            728
     230            456            348            932            556            730
     232            458            350            937            558            732
     236            460            352            938            560            734
     238            464            354            958            562            736
     240            468            356            976            564            738
     242            470            358            977            566            740
     244            472            360            978            568            832
     246            474            362                           570            834
     248            476            364                           656            960
     250            477            366                           658            963
     252            478            368                           660            973
     426            480            370                           664            981
     920            482            374                           961
     921            484            376                           980
     927            939            462
     928            949            466
     929            951            520
     974            952            521
                    953            522
                    956            524
------------------------------------------------------------------------------------------



3/17/98                                18                        Initials ______

                                                                                                               Exhibit D(a)
                                                                                                                Page 1 of 6

                                          CARRIER DOMESTIC TERMINATION SERVICE

                                        ------------- ----------------- -------------- -------------- -----------------
                                           F.O.B.          F.O.B.          F.O.B.         F.O.B.           F.O.B.
                                          Chicago          Boston          Atlanta        Dallas          Billings
                                         Cleveland        New York          Tampa         Denver        Los Angeles
                                          Detroit       Philedelphia                                    SanFrancisco
                                         Milwaukee       Rochester                                        Seattle
                                                         Washington
---------- ------------------- -------- -------------------------------------------------------------------------------
  LATA     CITY                 STATE                                   $*** + PRICING
---------- ------------------- -------- -------------------------------------------------------------------------------
                                          MIDWEST        NORTHEAST        SOUTHEAST      SOUTHWEST          WEST
                                            RPM             RPM              RPM            RPM             RPM
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   120     Portland              ME         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   122     Nashua                NH         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   124     Burlington            VT         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   126     Springfield           MA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   128     Boston                MA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   130     Providence            RI         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   132     New York City         NY         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   133     Poughkeepsie          NY         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   134     Albany                NY         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   136     Syracuse              NY         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   138     Binghamton            NY         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   140     Buffalo               NY         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   220     Atlantic City         NJ         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   222     Camden                NJ         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   224     Newark                NJ         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   226     Harrisburg            PA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   228     Philadelphia          PA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   230     Altoona               PA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   232     Scranton              PA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   234     Pittsburgh            PA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   236     Washington            DC         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   238     Baltimore             MD         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   240     Hagerstown            MD         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   242     Salisbury             MD         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   244     Roanoke               VA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   246     Fredericksburg        VA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   248     Richmond              VA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   250     Lynchburg             VA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   252     Norfolk               VA         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   254     Charleston            WV         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   256     Wheeling              WV         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   320     Cleveland             OH         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------
   322     Youngstown            OH         $***          $***              $***           $***           $***
---------- ------------------- -------- ------------- ----------------- -------------- -------------- -----------------

                                                                   Exhibit D(a)
                                                                   Page 2 of 6

                           CARRIER DOMESTIC TERMINATION SERVICE

-----------------------------------------------------------------------------------------------------------------------
                                             F.O.B.         F.O.B.          F.O.B.        F.O.B.           F.O.B.
                                             ------         ------          ------        ------           ------
                                            Chicago         Boston         Atlanta        Dallas          Billings
                                           Cleveland       New York         Tampa         Denver        Los Angeles
                                            Detroit      Philadelphia                                   San Francisco
                                           Milwaukee       Rochester                                      Seattle
                                                          Washington
-----------------------------------------------------------------------------------------------------------------------
                                                                    $*** + PRICING
-----------------------------------------------------------------------------------------------------------------------
  LATA     CITY                   STATE     MIDWEST     NORTHEAST       SOUTHEAST      SOUTHWEST          WEST
                                              RPM          RPM             RPM             RPM             RPM
-----------------------------------------------------------------------------------------------------------------------
   324     Columbus                OH        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   325     Akron                   OH        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   326     Toledo                  OH        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   328     Dayton                  OH        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   330     Evansville              IN        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   332     South Bend              IN        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   334     Fort Wayne              IN        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   336     Indianapolis            IN        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   338     Vincennes               IN        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   340     Detroit                 MI        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   342     Marquette               MI        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   344     Saginaw                 MI        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   346     Lansing                 MI        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   348     Grand Rapids            MI        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   350     Green Bay               WI        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   352     Eau Claire              WI        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   354     Madison                 WI        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   356     Milwaukee               WI        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   358     Chicago                 IL        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   360     Rockford                IL        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   362     Cairo/Mound Cty         IL        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   364     Sterling/Dekalb         IL        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   366     Bloomington             IL        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   368     Peoria                  IL        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   370     Champ-Urbana            IL        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   374     Springfield             IL        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   376     Quincy                  IL        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   420     Asheville               NC        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   422     Charlotte               NC        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   424     Greensboro              NC        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   426     Raleigh                 NC        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   428     Wilmington              NC        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   430     Greenville              SC        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------
   432     Florence                SC        $***          $***             $***           $***           $***
-----------------------------------------------------------------------------------------------------------------------

3/17/98                              20                       Initials_________

                                                                   Exhibit D(a)
                                                                   Page 3 of 6

                                          CARRIER DOMESTIC TERMINATION SERVICE

------------------------------------------------------------------------------------------------------------------------
                                             F.O.B.          F.O.B.           F.O.B.        F.O.B.          F.O.B.
                                             ------          ------           ------        ------          ------
                                             Chicago         Boston          Atlanta        Dallas         Billings
                                            Cleveland       New York          Tampa         Denver       Los Angeles
                                             Detroit      Philadelphia                                   San Francisco
                                            Milwaukee       Rochester                                      Seattle
                                                           Washington
------------------------------------------------------------------------------------------------------------------------
                                                                   $250K + PRICING
------------------------------------------------------------------------------------------------------------------------
  LATA     CITY                  STATE       MIDWEST       NORTHEAST      SOUTHEAST       SOUTHWEST           WEST
                                               RPM            RPM            RPM              RPM              RPM
------------------------------------------------------------------------------------------------------------------------
   434     Columbia               SC          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   436     Charleston             SC          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   438     Atlanta                GA          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   440     Savannah               GA          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   442     Augusta                GA          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   444     Albany                 GA          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   446     Macon                  GA          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   448     Pensacola              FL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   450     Panama City            FL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   452     Jacksonville           FL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   454     Gainesville            FL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   456     Daytona Beach          FL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   458     Orlando                FL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   460     Miami                  FL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   462     Louisville             KY          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   464     Madisonville           KY          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   466     Lexington              KY          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   468     Memphis                TN          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   470     Nashville              TN          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   472     Chattanooga            TN          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   474     Knoxville              TN          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   476     Birmingham             AL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   477     Huntsville             AL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   478     Montgomery             AL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   480     Mobile                 AL          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   482     Jackson                MS          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   484     Gulfport               MS          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   486     Shreveport             LA          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   488     Lake Charles           LA          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   490     New Orleans            LA          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   492     Baton Rouge            LA          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   520     St. Louis              MO          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   521     Jefferson City         MO          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------
   522     Springfield            MO          $***           $***             $***            $***            $***
------------------------------------------------------------------------------------------------------------------------

3/17/98                             21                        Initials_______

                                                                    Exhibit D(a)
                                                                    Page 4 of 6

                         CARRIER DOMESTIC TERMINATION SERVICE


----------------------------------------------------------------------------------------------------------------------------
                                             F.O.B.         F.O.B.          F.O.B.        F.O.B.            F.O.B.
                                             ------         ------          ------        ------            ------
                                            Chicago         Boston         Atlanta        Dallas           Billings
                                           Cleveland       New York         Tampa         Denver         Los Angeles
                                            Detroit      Philedelphia                                    SanFrancisco
                                           Milwaukee       Rochester                                       Seattle
                                                          Washington
----------------------------------------------------------------------------------------------------------------------------
                                                                    $250K + PRICING
----------------------------------------------------------------------------------------------------------------------------
  LATA     CITY                  STATE       MIDWEST     NORTHEST     SOUTHEAST        SOUTHWEST           WEST
                                               RPM         RPM           RPM              RPM              RPM
----------------------------------------------------------------------------------------------------------------------------

   524     Kansas City            MO      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   526     Fort Smith             AR      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   528     Little Rock            AR      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   530     Pine Bluff             AR      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   532     Wichita                KS      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   534     Topeka                 KS      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   536     Oklahoma City          OK      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   538     Tulsa                  OK      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   540     El Paso                TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   542     Midland                TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   544     Lubbock                TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   546     Amarillo               TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   548     Wichita Falls          TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   550     Abilene                TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   552     Dallas                 TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   554     Longview               TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   556     Waco                   TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   558     Austin                 TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   560     Houston                TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   562     Beaumont               TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   564     Corpus Christi         TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   566     San Antonio            TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   568     Harlingen              TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   570     Bryan                  TX      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   620     Rochester              MN      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   624     Deluth                 MN      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   626     St. Cloud              MN      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   628     Minneapolis            MN      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   630     Sioux City             IA      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   632     Des Moines             IA      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   634     Davenport              IA      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   635     Cedar Rapids           IA      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   636     Fargo                  ND      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------
   638     Bismarck               ND      $***           $***            $***            $***             $***
----------------------------------------------------------------------------------------------------------------------------



3/17/98                               22                           Initials____

                                                                    Exhibit D(a)
                                                                    Page 5 of 6

                         CARRIER DOMESTIC TERMINATION SERVICE


----------------------------------------------------------------------------------------------------------------------------
                                             F.O.B.         F.O.B.          F.O.B.        F.O.B.            F.O.B.
                                             ------         ------          ------        ------            ------
                                            Chicago         Boston         Atlanta        Dallas          Billings
                                           Cleveland       New York         Tampa         Denver        Los Angeles
                                            Detroit      Philedelphia                                   SanFrancisco
                                           Milwaukee       Rochester                                      Seattle
                                                          Washington
----------------------------------------------------------------------------------------------------------------------------
                                                                    $250K + PRICING
----------------------------------------------------------------------------------------------------------------------------
  LATA     CITY                  STATE    MIDWEST     NORTHEST        SOUTHEAST     SOUTHWEST         WEST
                                            RPM         RPM              RPM           RPM            RPM
----------------------------------------------------------------------------------------------------------------------------

   640     Sioux Falls             SD     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   644     Omaha                   NE     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   646     Grand Island            NE     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   648     Helena                  MT     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   650     Billings                MT     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   652     Boise                   ID     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   654     Cheyenne                WY     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   656     Denver                  CO     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   658     Colorado Springs        CO     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   660     Salt Lake City          UT     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   664     Albuquerque             NM     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   666     Phoenix                 AZ     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   668     Tucson                  AZ     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   670     Eugene                  OR     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   672     Portland                OR     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   674     Seattle                 WA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   676     Spokane                 WA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   720     Reno                    NV     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   721     Las Vegas               NV     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   722     San Francisco           CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   724     Redding/Chico           CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   726     Sacramento              CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   728     Fresno                  CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   730     Los Angeles             CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   732     San Diego               CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   734     Bakersfield             CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   736     Monterey/Salin.         CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   738     Stockton                CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   740     S. Luis Obispo          CA     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   820     Puerto Rico             PR     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   822     Virgin Islands         USVI    $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   832     Alaska                  AK     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   834     Hawaii                  HI     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------
   920     Hartford                CT     $***          $***             $***          $***           $***
----------------------------------------------------------------------------------------------------------------------------



3/17/98                               23                           Initials____

                                                                 Exhibit D(a)
                                                                 Page 6 of 6

                          CARRIER DOMESTIC TERMINATION SERVICE


-----------------------------------------------------------------------------------------------------------------------
                                          F.O.B.         F.O.B.          F.O.B.        F.O.B.           F.O.B.
                                          ------         ------          ------        ------           ------
                                         Chicago         Boston         Atlanta        Dallas          Billings
                                        Cleveland       New York         Tampa         Denver        Los Angeles
                                         Detroit      Philedelphia                                   SanFrancisco
                                        Milwaukee       Rochester                                      Seattle
                                                       Washington
-----------------------------------------------------------------------------------------------------------------------
                                                                 $250K + PRICING
-----------------------------------------------------------------------------------------------------------------------
  LATA     CITY                  STATE   MIDWEST     NORTHEST RPM      SOUTHEAST    SOUTHWEST RPM      WEST
                                           RPM                            RPM                           RPM
-----------------------------------------------------------------------------------------------------------------------
   921     Fishers Island          NY     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   922     Cincinnati              OH     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   923     Lima                    OH     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   924     Erie                    PA     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   927     Harrisonburg            VA     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   928     Charlottesvl            VA     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   929     Edinburg                VA     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   930     Eppes Fork              NC     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   932     Bluefield               WV     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   937     Richmond                IN     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   938     Terre Haute             IN     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   939     Fort Myers              FL     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   949     Fayetteville            NC     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   951     Rocky Mount             NC     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   952     Tampa                   FL     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   953     Tallahasse              FL     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   955     Dothan                  AL     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   956     Kingsport               TN     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   958     Lincoln                 NE     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   960     Coeur D'Alene           ID     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   961     San Angelo              TX     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   963     Kalispell               MT     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   973     Palm Springs            CA     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   974     Rochester               NY     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   976     Matoon                  IL     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   977     Galesburg               IL     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   978     Olney                   IL     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   980     Tsaile                  AZ     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------
   981     Monument Valley         UT     $***          $***             $***          $***           $***
-----------------------------------------------------------------------------------------------------------------------


3/17/98                            24                         Initials_______

                                                                  Exhibit D(b)
                                                                  Page 1 of 4

                                       CARRIER TERMINATION INTERNATIONAL SERVICE


------------------------------------------------      -----------------------------------------------------------------
                                     Rate Per                                                               Rate
 CODE            COUNTRY              Minute               CODE                   COUNTRY                Per Minute
------------------------------------------------      -----------------------------------------------------------------
93      Afganistan                 $***               238             Cape Verde                       $***
------------------------------------------------      -----------------------------------------------------------------
355     Albania                    $***               897             Cayman Islands                   $***
------------------------------------------------      -----------------------------------------------------------------
213     Algeria                    $***               236             Central Africa                   $***
------------------------------------------------      -----------------------------------------------------------------
684     Amer Somoa                 $***               235             Chad                             $***
------------------------------------------------      -----------------------------------------------------------------
376     Andorra                    $***               56              Chile                            $***
------------------------------------------------      -----------------------------------------------------------------
244     Angola                     $***               86              China Prc                        $***
------------------------------------------------      -----------------------------------------------------------------
891     Anguilla                   $***               672             Christmas Island                 $***
------------------------------------------------      -----------------------------------------------------------------
672     Antartica - Casey          $***               61              Cocos-Kelling Island             $***
------------------------------------------------      -----------------------------------------------------------------
672     Antartica - Scott          $***               57              Columbia                         $***
------------------------------------------------      -----------------------------------------------------------------
892     Antigua                    $***               242             Congo                            $***
------------------------------------------------      -----------------------------------------------------------------
54      Argentina                  $***               682             Cook Island                      $***
------------------------------------------------      -----------------------------------------------------------------
374     Armenia                    $***               506             Costa Rica                       $***
------------------------------------------------      -----------------------------------------------------------------
297     Aruba                      $***               385             Croatia                          $***
------------------------------------------------      -----------------------------------------------------------------
247     Ascension Islands          $***               53              Cuba                             $***
------------------------------------------------      -----------------------------------------------------------------
61      Australia                  $***               357             Cyprus                           $***
------------------------------------------------      -----------------------------------------------------------------
43      Austria                    $***               420             Czech                            $***
------------------------------------------------      -----------------------------------------------------------------
994     Azerbaijan                 $***               45              Denmark                          $***
------------------------------------------------      -----------------------------------------------------------------
893     Bahamas                    $***               246             Diego Garcia                     $***
------------------------------------------------      -----------------------------------------------------------------
973     Bahrain                    $***               253             Djibouti                         $***
------------------------------------------------      -----------------------------------------------------------------
880     Bangladesh                 $***               898             Dominica                         $***
------------------------------------------------      -----------------------------------------------------------------
894     Barbados                   $***               899             Dominican Republic               $***
------------------------------------------------      -----------------------------------------------------------------
375     Belarus                    $***               593             Ecuador                          $***
------------------------------------------------      -----------------------------------------------------------------
32      Belguim                    $***               20              Egypt                            $***
------------------------------------------------      -----------------------------------------------------------------
501     Belize                     $***               503             El Salvador                      $***
------------------------------------------------      -----------------------------------------------------------------
229     Benin                      $***               240             Equatorial Guinea                $***
------------------------------------------------      -----------------------------------------------------------------
895     Bermuda                    $***               291             Eritrea                          $***
------------------------------------------------      -----------------------------------------------------------------
975     Bhutan                     $***               372             Estonia                          $***
------------------------------------------------      -----------------------------------------------------------------
591     Bolivia                    $***               251             Ethiopia                         $***
------------------------------------------------      -----------------------------------------------------------------
387     Bosnia /Herzegovina        $***               298             Faeroe Islands                   $***
------------------------------------------------      -----------------------------------------------------------------
267     Botswana                   $***               500             Falkland Islands                 $***
------------------------------------------------      -----------------------------------------------------------------
55      Brazil                     $***               679             Fiji Is                          $***
------------------------------------------------      -----------------------------------------------------------------
896     British Virg. Islands      $***               358             Finland                          $***
------------------------------------------------      -----------------------------------------------------------------
673     Brunei                     $***               33              France                           $***
------------------------------------------------      -----------------------------------------------------------------
359     Bulgaria                   $***               594             French Guiana                    $***
------------------------------------------------      -----------------------------------------------------------------
226     Burkino Faso               $***               689             French Polynesia                 $***
------------------------------------------------      -----------------------------------------------------------------
95      Burma/Myanmar              $***               241             Gabon                            $***
------------------------------------------------      -----------------------------------------------------------------
257     Burundi                    $***               220             Gambia                           $***
------------------------------------------------      -----------------------------------------------------------------
855     Cambodia                   $***               995             Georgia                          $***
------------------------------------------------      -----------------------------------------------------------------
23733   Cameroon                   $***               49              Germany                          $***
------------------------------------------------      -----------------------------------------------------------------
34      Canary Island              $***               233             Ghana                            $***
------------------------------------------------      -----------------------------------------------------------------


                     BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL


3/17/98                         25                        Initials ________

                                                                    Exhibit D(b)
                                                                    Page 2 of 4

                       CARRIER TERMINATION INTERNATIONAL SERVICE


------------------------------------------------      -----------------------------------------------------------------
                                     Rate Per                                                               Rate
 CODE            COUNTRY              Minute               CODE                   COUNTRY                Per Minute
------------------------------------------------      -----------------------------------------------------------------
350     Gibraltar                  $***               961             Lebanon                          $***
------------------------------------------------      -----------------------------------------------------------------
686     Gilbert Island             $***               266             Lesotho                          $***
------------------------------------------------      -----------------------------------------------------------------
30      Greece                     $***               231             Liberia                          $***
------------------------------------------------      -----------------------------------------------------------------
299     Greenland                  $***               218             Libya                            $***
------------------------------------------------      -----------------------------------------------------------------
900     Grenada                    $***               41              Liechtenstein                    $***
------------------------------------------------      -----------------------------------------------------------------
590     Guadeloupe                 $***               370             Lithuania                        $***
------------------------------------------------      -----------------------------------------------------------------
671     Guam                       $***               352             Luxembourg                       $***
------------------------------------------------      -----------------------------------------------------------------
53      Guantanamo Bay             $***               853             Macao                            $***
------------------------------------------------      -----------------------------------------------------------------
502     Guatemala                  $***               389             Macedonia                        $***
------------------------------------------------      -----------------------------------------------------------------
224     Guinea                     $***               261             Madagascar                       $***
------------------------------------------------      -----------------------------------------------------------------
245     Guinea Bissau              $***               265             Malawi                           $***
------------------------------------------------      -----------------------------------------------------------------
592     Guyana                     $***               60              Malaysia                         $***
------------------------------------------------      -----------------------------------------------------------------
509     Haiti                      $***               960             Maldives                         $***
------------------------------------------------      -----------------------------------------------------------------
504     Honduras                   $***               223             Mali Republic                    $***
------------------------------------------------      -----------------------------------------------------------------
852     Hong Kong, China           $***               356             Malta                            $***
------------------------------------------------      -----------------------------------------------------------------
36      Hungary                    $***               692             Marshal Islands                  $***
------------------------------------------------      -----------------------------------------------------------------
354     Iceland                    $***               596             Martinique                       $***
------------------------------------------------      -----------------------------------------------------------------
91      India                      $***               222             Mauritania                       $***
------------------------------------------------      -----------------------------------------------------------------
62      Indonesia                  $***               230             Mauritius                        $***
------------------------------------------------      -----------------------------------------------------------------
871     Inmarsat (AOR)             $***               269             Mayotte (Comoros)                $***
------------------------------------------------      -----------------------------------------------------------------
873     Inmarsat (IOR)             $***               691             Micronesia                       $***
------------------------------------------------      -----------------------------------------------------------------
872     Inmarsat (POR)             $***               373             Moldava                          $***
------------------------------------------------      -----------------------------------------------------------------
874     Inmarsat (WAT)             $***               377             Monaco                           $***
------------------------------------------------      -----------------------------------------------------------------
98      Iran                       $***               976             Mongolia                         $***
------------------------------------------------      -----------------------------------------------------------------
964     Iraq                       $***               902             Montserrat                       $***
------------------------------------------------      -----------------------------------------------------------------
353     Ireland                    $***               212             Morocco                          $***
------------------------------------------------      -----------------------------------------------------------------
972     Israel                     $***               258             Mozambique                       $***
------------------------------------------------      -----------------------------------------------------------------
39      Italy                      $***               264             Namibia                          $***
------------------------------------------------      -----------------------------------------------------------------
225     Ivory Coast (Cote'         $***               674             Nauru                            $***
        D'Ivoire)
------------------------------------------------      -----------------------------------------------------------------
901     Jamaica                    $***               977             Nepal                            $***
------------------------------------------------      -----------------------------------------------------------------
81      Japan                      $***               599             Netherland Antilles              $***
------------------------------------------------      -----------------------------------------------------------------
962     Jordan                     $***               31              Netherlands                      $***
------------------------------------------------      -----------------------------------------------------------------
7       Kazakhstan                 $***               903             Nevis                            $***
------------------------------------------------      -----------------------------------------------------------------
254     Kenya                      $***               687             New Caledonia                    $***
------------------------------------------------      -----------------------------------------------------------------
686     Kiribati                   $***               64              New Zealand                      $***
------------------------------------------------      -----------------------------------------------------------------
850     Korea (North)              $***               505             Nicaragua                        $***
------------------------------------------------      -----------------------------------------------------------------
82      Korea (South)              $***               227             Niger Republic                   $***
------------------------------------------------      -----------------------------------------------------------------
965     Kuwait                     $***               234             Nigeria                          $***
------------------------------------------------      -----------------------------------------------------------------
996     Kyrgyzstan                 $***               683             Niue Island                      $***
------------------------------------------------      -----------------------------------------------------------------
856     Laos                       $***               672             Norfolk Island                   $***
------------------------------------------------      -----------------------------------------------------------------
371     Latvia                     $***               47              Norway                           $***
------------------------------------------------      -----------------------------------------------------------------

------------------------------------------------      -----------------------------------------------------------------

------------------------------------------------      -----------------------------------------------------------------

------------------------------------------------      -----------------------------------------------------------------

------------------------------------------------      -----------------------------------------------------------------

------------------------------------------------      -----------------------------------------------------------------

------------------------------------------------      -----------------------------------------------------------------


         Billing Increments: 30 second initial/6 second additional

3/17/98                            26                            Initials_____

                                                                  Exhibit D(b)
                                                                  Page 3 of 4

                    CARRIER TERMINATION INTERNATIONAL SERVICE


------------------------------------------------      -----------------------------------------------------------------
                                     Rate Per                                                               Rate
 CODE            COUNTRY              Minute               CODE                   COUNTRY                Per Minute
------------------------------------------------      -----------------------------------------------------------------
968     Oman                       $***               268             Swaziland                        $***
------------------------------------------------      -----------------------------------------------------------------
92      Pakistan                   $***               46              Sweden                           $***
------------------------------------------------      -----------------------------------------------------------------
680     Palau Republic             $***               41              Switzerland                      $***
------------------------------------------------      -----------------------------------------------------------------
507     Panama                     $***               963             Syria                            $***
------------------------------------------------      -----------------------------------------------------------------
675     Papua New Guinea           $***               886             Taiwan                           $***
------------------------------------------------      -----------------------------------------------------------------
595     Paraguay                   $***               992             Tajikistan                       $***
------------------------------------------------      -----------------------------------------------------------------
51      Peru                       $***               255             Tanzania                         $***
------------------------------------------------      -----------------------------------------------------------------
63      Phillippines               $***               66              Thailand                         $***
------------------------------------------------      -----------------------------------------------------------------
48      Poland                     $***               228             Togo                             $***
------------------------------------------------      -----------------------------------------------------------------
351     Portugal                   $***               676             Tonga                            $***
------------------------------------------------      -----------------------------------------------------------------
974     Qatar                      $***               907             Trinidad/Tobago                  $***
------------------------------------------------      -----------------------------------------------------------------
262     Reunion Island             $***               216             Tunisia                          $***
------------------------------------------------      -----------------------------------------------------------------
40      Romania                    $***               90              Turkey                           $***
------------------------------------------------      -----------------------------------------------------------------
7       Russia                     $***               993             Turkmenistan                     $***
------------------------------------------------      -----------------------------------------------------------------
250     Rwanda                     $***               908             Turks/Caicos Islands             $***
------------------------------------------------      -----------------------------------------------------------------
670     Saipan                     $***               688             Tuvalu                           $***
------------------------------------------------      -----------------------------------------------------------------
378     San Marino                 $***               256             Uganda                           $***
------------------------------------------------      -----------------------------------------------------------------
239     Sao Tome                   $***               380             Ukraine                          $***
------------------------------------------------      -----------------------------------------------------------------
966     Saudi Arabia               $***               971             United Arab Emirates             $***
------------------------------------------------      -----------------------------------------------------------------
221     Senegal                    $***               44              United Kingdom                   $***
------------------------------------------------      -----------------------------------------------------------------
248     Seychelles Island          $***               598             Uruguay                          $***
------------------------------------------------      -----------------------------------------------------------------
232     Siera Leone                $***               998             Uzbekistan                       $***
------------------------------------------------      -----------------------------------------------------------------
65      Singapore                  $***               678             Vanuatu/New Hebridi              $***
------------------------------------------------      -----------------------------------------------------------------
421     Slovak                     $***               379             Vatican City                     $***
------------------------------------------------      -----------------------------------------------------------------
386     Slovenia                   $***               58              Venezuela                        $***
------------------------------------------------      -----------------------------------------------------------------
677     Solomon Islands            $***               84              Vietnam                          $***
------------------------------------------------      -----------------------------------------------------------------
252     Somalia                    $***               681             Wallis/Futuna                    $***
------------------------------------------------      -----------------------------------------------------------------
27      South Africa               $***               685             Western Samoa                    $***
------------------------------------------------      -----------------------------------------------------------------
34      Spain                      $***               967             Yemen Arab                       $***
------------------------------------------------      -----------------------------------------------------------------
94      Sri Lanka                  $***               381             Yugoslavia/Serbia                $***
------------------------------------------------      -----------------------------------------------------------------
290     St. Helena                 $***               243             Zaire                            $***
------------------------------------------------      -----------------------------------------------------------------
904     St. Kitts                  $***               260             Zambia                           $***
------------------------------------------------      -----------------------------------------------------------------
905     St. Lucia                  $***               259             Zanzibar                         $***
------------------------------------------------      -----------------------------------------------------------------
508     St. Pierre                 $***               263             Zimbabwe                         $***
------------------------------------------------      -----------------------------------------------------------------
906     St. Vincent                $***
------------------------------------------------      -----------------------------------------------------------------
249     Sudan                      $***
------------------------------------------------      -----------------------------------------------------------------
597     Suriname                   $***
------------------------------------------------      -----------------------------------------------------------------

------------------------------------------------      -----------------------------------------------------------------

------------------------------------------------      -----------------------------------------------------------------



         Billing Increments: 30 second initial/6 second additional

3/17/98                          27                        Initials_______

                                                                  Exhibit D(b)
                                                                  Page 4 of 4

                           CARRIER TERMINATION INTERNATIONAL SERVICE


------------------------------------------------------------------------------------------
    CODE       COUNTRY                                           Peak         Off-Peak
                                                                 RPM             RPM
------------------------------------------------------------------------------------------
     521       MEXICO 1                                          $***           $***
------------------------------------------------------------------------------------------
     522       MEXICO 2                                          $***           $***
------------------------------------------------------------------------------------------
     523       MEXICO 3                                          $***           $***
------------------------------------------------------------------------------------------
     524       MEXICO 4                                          $***           $***
------------------------------------------------------------------------------------------
     525       MEXICO 5                                          $***           $***
------------------------------------------------------------------------------------------
     526       MEXICO 6                                          $***           $***
------------------------------------------------------------------------------------------
     527       MEXICO 7                                          $***           $***
------------------------------------------------------------------------------------------
     528       MEXICO 8                                          $***           $***
------------------------------------------------------------------------------------------



-----------------------------------------------------------
                                              Rate Per
CODE        COUNTRY                           Minute
-----------------------------------------------------------
204         Manitoba                          $***
-----------------------------------------------------------
250         British Columbia                  $***
-----------------------------------------------------------
306         Saskatchewan                      $***
-----------------------------------------------------------
403         Alberta                           $***
-----------------------------------------------------------
416         Ontario                           $***
-----------------------------------------------------------
418         Quebec                            $***
-----------------------------------------------------------
506         New Brunswick                     $***
-----------------------------------------------------------
514         Quebec                            $***
-----------------------------------------------------------
519         Ontario                           $***
-----------------------------------------------------------
604         British Columbia                  $***
-----------------------------------------------------------
613         Ontario                           $***
-----------------------------------------------------------
705         Ontario                           $***
-----------------------------------------------------------
709         Newfoundland                      $***
-----------------------------------------------------------
807         Ontario                           $***
-----------------------------------------------------------
819         Quebec                            $***
-----------------------------------------------------------
902         Nova Scotia/Prnc Edw Isl          $***
-----------------------------------------------------------
905         Ontario                           $***
-----------------------------------------------------------


         Billing Increments: 30 second initial/6 second additional

3/17/98                          28                        Initials_______

                                                                   Exhibit D(c)
                                                                   Page 1 of 1

                                  GATEWAY CARRIER SERVICE

                                    Directory Assistance

                    ---------------------------------------------------
                                                           RATE
                       Contiguous US                       $***
                    ---------------------------------------------------


* Account dollar commitment level and subsequent Interstate minute of use discounts are based on aggregate minute based usage services excluding operator services. All usage must be billed off of the same Frontier billing platform and billed in the same invoice cycle.


3/17/98                          29                        Initials_______

                                                                    Exhibit D(d)
                                                                    Page 1 of 6

                     CARRIER 800 TRANSPORT SERVICE


                                          F.O.B.           F.O.B.          F.O.B.         F.O.B.          F.O.B.
                                          ------           ------          ------         ------          ------
                                         Chicago           Boston          Atlanta        Dallas         Billings
                                        Cleveland         New York          Tampa         Denver        Los Angeles
                                         Detroit        Philedelphia                                   SanFrancisco
                                        Milwaukee         Rochester                                       Seattle
                                                         Washington
----------------------------------------------------------------------------------------------------------------------
  LATA     CITY               STATE                                    $*** PRICING
                                         -----------------------------------------------------------------------------
                                         MIDWEST         NORTHEAST        SOUTHEAST      SOUTHWEST         WEST
                                           RPM              RPM              RPM            RPM             RPM
----------------------------------------------------------------------------------------------------------------------
   120     Portland             ME        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   122     Nashua               NH        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   124     Burlington           VT        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   126     Springfield          MA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   128     Boston               MA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   130     Providence           RI        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   132     New York City        NY        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   133     Poughkeepsie         NY        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   134     Albany               NY        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   136     Syracuse             NY        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   138     Binghamton           NY        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   140     Buffalo              NY        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   220     Atlantic City        NJ        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   222     Camden               NJ        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   224     Newark               NJ        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   226     Harrisburg           PA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   228     Philadelphia         PA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   230     Altoona              PA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   232     Scranton             PA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   234     Pittsburgh           PA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   236     Washington           DC        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   238     Baltimore            MD        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   240     Hagerstown           MD        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   242     Salisbury            MD        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   244     Roanoke              VA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   246     Fredericksburg       VA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   248     Richmond             VA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   250     Lynchburg            VA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   252     Norfolk              VA        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   254     Charleston           WV        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   256     Wheeling             WV        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   320     Cleveland            OH        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   322     Youngstown           OH        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------
   324     Columbus             OH        $***            $***              $***           $***           $***
----------------------------------------------------------------------------------------------------------------------


         BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND
                      INITIAL/6 SECOND INCREMENTS
              CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

3/17/98                        30                        Initials ______

                                                                  Exhibit D(d)
                                                                   Page 2 of 6


                                             CARRIER 800 TRANSPORT SERVICE

                                      --------------- ----------------- -------------- -------------- ----------------
                                          F.O.B.           F.O.B.          F.O.B.         F.O.B.          F.O.B.
                                      --------------- ----------------- -------------- -------------- ----------------
                                         Chicago           Boston          Atlanta        Dallas         Billings
                                        Cleveland         New York          Tampa         Denver        Los Angeles
                                         Detroit        Philedelphia                                   SanFrancisco
                                        Milwaukee        Rochester                                        Seattle
                                                         Washington
---------- ------------------ ------- --------------------------------------------------------------------------------
  LATA     CITY               STATE                                    $*** PRICING
                                      --------------------------------------------------------------------------------
                                         MIDWEST         NORTHEAST        SOUTHEAST      SOUTHWEST         WEST
                                           RPM              RPM              RPM            RPM             RPM
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   325     Akron                OH        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   326     Toledo               OH        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   328     Dayton               OH        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   330     Evansville           IN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   332     South Bend           IN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   334     Fort Wayne           IN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   336     Indianapolis         IN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   338     Vincennes            IN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   340     Detroit              MI        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   342     Marquette            MI        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   344     Saginaw              MI        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   346     Lansing              MI        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   348     Grand Rapids         MI        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   350     Green Bay            WI        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   352     Eau Claire           WI        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   354     Madison              WI        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   356     Milwaukee            WI        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   358     Chicago              IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   360     Rockford             IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   362     Cairo/Mound City     IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   364     Sterling/Dekalb      IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   366     Bloomington          IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   368     Peoria               IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   370     Champ-Urbana         IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   374     Springfield          IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   376     Quincy               IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   420     Asheville            NC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   422     Charlotte            NC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   424     Greensboro           NC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   426     Raleigh              NC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   428     Wilmington           NC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   430     Greenville           SC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   432     Florence             SC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   434     Columbia             SC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------

       BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND
                      INITIAL/6 SECOND INCREMENTS
               CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                                      31
3/17/90                                                        Initials ______

                                                                    Exhibit D(d)
                                                                     Page 3 of 6


                                             CARRIER 800 TRANSPORT SERVICE
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   436     Charleston           SC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   438     Atlanta              GA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   440     Savannah             GA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   442     Augusta              GA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   444     Albany               GA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   446     Macon                GA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   448     Pensacola            FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   450     Panama City          FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   452     Jacksonville         FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   454     Gainesville          FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   456     Daytona Beach        FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   458     Orlando              FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   460     Miami                FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   462     Louisville           KY        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   464     Madisonville         KY        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   466     Lexington            KY        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   468     Memphis              TN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   470     Nashville            TN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   472     Chattanooga          TN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   474     Knoxville            TN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   476     Birmingham           AL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   477     Huntsville           AL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   478     Montgomery           AL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   480     Mobile               AL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   482     Jackson              MS        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   484     Gulfport             MS        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   486     Shreveport           LA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   488     Lake Charles         LA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   490     New Orleans          LA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   492     Baton Rouge          LA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   520     St. Louis            MO        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   521     Jefferson City       MO        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   522     Springfield          MO        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   524     Kansas City          MO        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------

         BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND
                            INITIAL/6 SECOND INCREMENTS
                    CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                                      32
3/17/98                                                      Initials_________

                                                                   Exhibit D(d)
                                                                    Page 4 of 6

                                             CARRIER 800 TRANSPORT SERVICE
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   526     Fort Smith           AR        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   528     Little Rock          AR        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   530     Pine Bluff           AR        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   532     Wichita              KS        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   534     Topeka               KS        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   536     Oklahoma City        OK        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   538     Tulsa                OK        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   540     El Paso              TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   542     Midland              TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   544     Lubbock              TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   546     Amarillo             TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   548     Wichita Falls        TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   550     Abilene              TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   552     Dallas               TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   554     Longview             TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   556     Waco                 TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   558     Austin               TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   560     Houston              TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   562     Beaumont             TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   564     Corpus Chrisit       TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   566     San Antonio          TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   568     Harlingen            TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   570     Bryan                TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   620     Rochester            MN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   624     Duluth               MN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   626     St. Cloud            MN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   628     Minneapolis          MN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   630     Sioux City           IA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   632     Des Moines           IA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   634     Davenport            IA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   635     Cedar Rapids         IA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   636     Fargo                ND        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   638     Bismarck             ND        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   640     Sioux Falls          SD        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------

         BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND
                         INITIAL/6 SECOND INCREMENTS
                 CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                                      33
3/17/98                                                       Initials _______

                                                                  Exhibit D(d)
                                                                   Page 5 of 6

                                             CARRIER 800 TRANSPORT SERVICE
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   644     Omaha                NE        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   646     Grand Island         NE        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   648     Helena               MT        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   650     Billings             MT        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   652     Boies                ID        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   654     Cheyenne             WY        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   656     Denver               CO        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   648     Colorado Springs     CO        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   660     Salt Lake City       UT        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   664     Albuquerque          NM        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   666     Phoenix              AZ        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   668     Tucson               AZ        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   670     Eugene               OR        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   672     Portland             OR        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   674     Seattle              WA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   676     Spokane              WA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   720     Reno                 NV        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   721     Las Vegas            NV        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   722     San Francisco        CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   724     Redding/Chico        CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   726     Sacramento           CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   728     Fresno               CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   730     Los Angeles          CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   732     San Diego            CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   734     Bakersfield          CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   736     Monterey/Salin.      CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   738     Stockton             CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   740     S. Luis Obispo       CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   920     Hartford             CT        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   921     Fishers Island       NY        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   922     Cincinnati           OH        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   923     Lima                 OH        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
   924     Erie                 PA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------

         BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND
                         INITIAL/6 SECOND INCREMENTS
                 CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                                      34
3/17/98                                                         Intials ______

                                                                  Exhibit D(d)
                                                                   Page 6 of 6

                                             CARRIER 800 TRANSPORT SERVICE
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
927        Harrisonburg         VA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
928        Charlottesville      VA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
929        Edinburg             VA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
930        Eppes Fork           NC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
932        Bluefield            WV        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
937        Richmond             IN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
938        Terre Haute          IN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
939        Fort Myers           FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
949        Fayetteville         NC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
951        Rocky Mount          NC        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
952        Tampa                FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
953        Tallahassee          FL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
955        Dothan               AL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
956        Kingsport            TN        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
958        Lincoln              NE        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
960        Coeur D'Alene        ID        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
961        San Angelo           TX        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
963        Kalispell            MT        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
973        Palm Springs         CA        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
974        Rochester            NY        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
976        Matoon               IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
977        Galesburg            IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
978        Olney                IL        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
980        Tsaile               AZ        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------
981        Monument Valley      UT        $***            $***              $***           $***           $***
---------- ------------------ ------- --------------- ----------------- -------------- -------------- ----------------

Off-Shore Alaska Origination        $***
            Hawaii Origination      $***
            PR/USVI Origination     $***

         Canada:  Origination       $***

         Note: Frontier bills the Carrier for all calls completed to their switch, regardless if the call is completed to the called party.

         BILLING INCREMENTS: DOMESTIC & DOMESTIC OFF-SHORE = 6 SECOND
                        INITIAL/6 SECOND INCREMENTS
                 CANADA = 30 SECOND INITIAL/6 SECOND INCREMENTS

                                      35
3/17/98                                                         Initials _____

                                                                                                               Exhibit E
                                                                                                             Page 1 of 4

                                            NETWORK INTERCONNECTION SCHEDULE

Frontier Points of Presence
---------------------------------------------------------------------------------------------------------------------
                                                                                            GATEWAY
                                                    SWC                                   CARRIER SRV           NOS
    LATA            ST             POP            NPA-NXX              SWITCH                               DEDICATED
---------------------------------------------------------------------------------------------------------------------
     476            AL             BRM            205-251             Atlanta                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     478            AL             MTG            205-269             Atlanta                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     480            AL             MBL            205-433             Atlanta                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     528            AR             LRK            501-320              Dallas                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     530            AR             PBF            501-534              Dallas                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     666            AZ             PHX            602-279           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     668            AZ             TCN            602-792           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     722            CA         SWITCH SITE        415-227          San Francisco               $***             $***
---------------------------------------------------------------------------------------------------------------------
     722            CA             OAK            510-839          San Francisco               $***             $***
---------------------------------------------------------------------------------------------------------------------
     722            CA             SJS            408-971          San Francisco               $***             $***
---------------------------------------------------------------------------------------------------------------------
     726            CA             SRT            916-442          San Francisco               $***             $***
---------------------------------------------------------------------------------------------------------------------
     728            CA             FRS            209-237          San Francisco               $***             $***
---------------------------------------------------------------------------------------------------------------------
     730            CA         SWITCH SITE        213-629           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     730            CA             ONT            909-462           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     730            CA             COM            310-604           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     730            CA             ELS            310-414           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     730            CA             GGV            714-740           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     730            CA             SAN            714-540           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     730            CA             SHO            818-788           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     730            CA             WLA            310-270           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     730            CA             ANW            714-491           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     732            CA             SDO            619-560           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     734            CA             BKR            805-327           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     736            CA             SLS            408-422          San Francisco               $***             $***
---------------------------------------------------------------------------------------------------------------------
     738            CA             SCK            209-461          San Francisco               $***             $***
---------------------------------------------------------------------------------------------------------------------
     740            CA             SLO            805-438           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     973            CA             PLM            619-320           Los Angeles                $***             $***
---------------------------------------------------------------------------------------------------------------------
     656            CO         SWITCH SITE        303-860              Denver                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     920            CT             SMF            203-358             New York                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     236            DC         SWITCH SITE        204-429               D.C.                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     448            FL             PEN            904-310             Atlanta                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     452            FL             JKS            904-355              Tampa                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     454            FL             GAV            904-377              Tampa                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     456            FL             DAT            904-258              Tampa                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     458            FL             OLD            407-849              Tampa                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     460            FL             MIM            305-530              Tampa                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     460            FL             WPB            407-355              Tampa                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     460            FL             FTL            305-316              Tampa                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     939            FL             FTM            813-275              Tampa                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     952            FL         SWITCH SITE        813-273              Tampa                   $***             $***
---------------------------------------------------------------------------------------------------------------------
                 *NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

3/17/98                               36                        Initials _______

                                                                                                               Exhibit E
                                                                                                             Page 2 of 4

---------------------------------------------------------------------------------------------------------------------
                                                                                          GATEWAY
                                                     SWC                                CARRIER SRV             NOS
    LATA            ST             POP             NPA-NXX             SWITCH                               DEDICATED
---------------------------------------------------------------------------------------------------------------------
     438            GA         SWITCH SITE         404-525             Atlanta                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     440            GA             SAV             912-234             Atlanta                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     444            GA             ABN             912-439             Atlanta                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     632            IA             DSM             515-235           Kansas City               $***             $***
---------------------------------------------------------------------------------------------------------------------
     634            IA             DVP             319-322           Kansas City               $***             $***
---------------------------------------------------------------------------------------------------------------------
     635            IA             CDR             319-294           Kansas City               $***             $***
---------------------------------------------------------------------------------------------------------------------
     652            ID             BOI             208-336             Seattle                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     358            IL         SWITCH SITE         312-782             Chicago                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     360            IL             RKF             815-962             Chicago                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     366            IL             BLM             309-828             Chicago                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     368            IL             PEO             309-676             Chicago                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     370            IL             CMP             217-351             Chicago                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     332            IN             SBD             219-234             Chicago                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     334            IN             FTW             219-482             Chicago                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     336            IN             INA             317-637             Chicago                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     338            IN             BLM             812-332             Chicago                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     532            KS             WIC             316-261           Kansas City               $***             $***
---------------------------------------------------------------------------------------------------------------------
     534            KS             TPK             913-224           Kansas City               $***             $***
---------------------------------------------------------------------------------------------------------------------
     462            KY             LOU             502-561            Cleveland                $***             $***
---------------------------------------------------------------------------------------------------------------------
     464            KY             BWG             502-529             Atlanta                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     466            KY             LEX             606-252            Cleveland                $***             $***
---------------------------------------------------------------------------------------------------------------------
     486            LA             SPL             318-425             Dallas                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     488            LA             LAF             318-231             Dallas                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     490            LA             NOS             504-528             Dallas                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     126            MA             SPG             413-737             Boston                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     128            MA         SWITCH SITE         617-423             Boston                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     238            MD             BAL             410-752              D.C.                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     240            MD             FDR             301-662              D.C.                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     242            MD             SAL             816-388              D.C.                   $***             $***
---------------------------------------------------------------------------------------------------------------------
     120            ME             PME             207-552             Boston                  $***             $***
---------------------------------------------------------------------------------------------------------------------
     340            MI         SWITCH SITE         810-799             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     340            MI             ANN             313-761             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     340            MI             DTR             313-259             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     340            MI             FLT             810-232             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     340            MI             PON             810-332             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     340            MI             RYO             810-362             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     344            MI             BCY             517-667             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     344            MI             SAG             517-771             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     344            MI             MLD             517-839             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     346            MI             LNS             517-482             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     346            MI             JKS             517-787             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     348            MI             BTC             616-962             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
     348            MI             KLZ             616-342             Detroit                 $***             $***
---------------------------------------------------------------------------------------------------------------------
                 *NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

3/17/98                               37                        Initials _______

                                                                                                           Exhibit E
                                                                                                         Page 3 of 4
---------------------------------------------------------------------------------------------------------------------
                                                                                        GATEWAY
                                                     SWC                              CARRIER SRV          NOS
    LATA            ST             POP             NPA-NXX             SWITCH                           DEDICATED
---------------------------------------------------------------------------------------------------------------------
     348            MI             GRS             616-235             Detroit             $***             $***
---------------------------------------------------------------------------------------------------------------------
     620            MN             RCM             507-289            Milwaukee            $***             $***
---------------------------------------------------------------------------------------------------------------------
     624            MN             DLT             218-722            Milwaukee            $***             $***
---------------------------------------------------------------------------------------------------------------------
     626            MN             STC             612-251            Milwaukee            $***             $***
---------------------------------------------------------------------------------------------------------------------
     628            MN             MIN             612-330            Milwaukee            $***             $***
---------------------------------------------------------------------------------------------------------------------
     520            MO             STL             314-231           Kansas City           $***             $***
---------------------------------------------------------------------------------------------------------------------
     524            MO         SWITCH SITE         816-221           Kansas City           $***             $***
---------------------------------------------------------------------------------------------------------------------
     482            MS             JAC             601-259             Atlanta             $***             $***
---------------------------------------------------------------------------------------------------------------------
     648            MT             HEL             406-442            Billings             $***             $***
---------------------------------------------------------------------------------------------------------------------
     648            MT             MSL             406-542            Billings             $***             $***
---------------------------------------------------------------------------------------------------------------------
     650            MT         SWITCH SITE         406-252            Billings             $***             $***
---------------------------------------------------------------------------------------------------------------------
     422            NC             CHR             704-333             Atlanta             $***             $***
---------------------------------------------------------------------------------------------------------------------
     424            NC             GRB             919-274              D.C.               $***             $***
---------------------------------------------------------------------------------------------------------------------
     426            NC             RLG             919-876              D.C.               $***             $***
---------------------------------------------------------------------------------------------------------------------
     949            NC             FAV             910-485              D.C.               $***             $***
---------------------------------------------------------------------------------------------------------------------
     951            NC             RMT             910-442              D.C.               $***             $***
---------------------------------------------------------------------------------------------------------------------
     636            ND             FGO             701-232            Milwaukee            $***             $***
---------------------------------------------------------------------------------------------------------------------
     638            ND             BIS             701-221            Billings             $***             $***
---------------------------------------------------------------------------------------------------------------------
     644            NE             OMA             402-331           Kansas City           $***             $***
---------------------------------------------------------------------------------------------------------------------
     958            NE             LIN             402-475           Kansas City           $***             $***
---------------------------------------------------------------------------------------------------------------------
     122            NH             MAN             603-641             Boston              $***             $***
---------------------------------------------------------------------------------------------------------------------
     222            NJ             CMD             609-338          Philadelphia           $***             $***
---------------------------------------------------------------------------------------------------------------------
     224            NJ             NWK             201-624            New York             $***             $***
---------------------------------------------------------------------------------------------------------------------
     720            NV             RNO             702-321          San Francisco          $***             $***
---------------------------------------------------------------------------------------------------------------------
     721            NV             LAS             702-223           Los Angeles           $***             $***
---------------------------------------------------------------------------------------------------------------------
     132            NY         SWITCH SITE         212-766            New York             $***             $***
---------------------------------------------------------------------------------------------------------------------
     133            NY             PKP             914-452            New York             $***             $***
---------------------------------------------------------------------------------------------------------------------
     134            NY             ALB             518-436            Rochester            $***             $***
---------------------------------------------------------------------------------------------------------------------
     136            NY             SYC             315-475            Rochester            $***             $***
---------------------------------------------------------------------------------------------------------------------
     138            NY             BNG             607-722            Rochester            $***             $***
---------------------------------------------------------------------------------------------------------------------
     140            NY             BUF             716-881            Rochester            $***             $***
---------------------------------------------------------------------------------------------------------------------
     974            NY         SWITCH SITE         716-777            Rochester            $***             $***
---------------------------------------------------------------------------------------------------------------------
     320            OH         SWITCH SITE         216-696            Cleveland            $***             $***
---------------------------------------------------------------------------------------------------------------------
     322            OH             YGT             216-747            Cleveland            $***             $***
---------------------------------------------------------------------------------------------------------------------
     324            OH             CMB             614-469            Cleveland            $***             $***
---------------------------------------------------------------------------------------------------------------------
     325            OH             AKR             216-535            Cleveland            $***             $***
---------------------------------------------------------------------------------------------------------------------
     326            OH             TOL             419-242            Cleveland            $***             $***
---------------------------------------------------------------------------------------------------------------------
     328            OH             DYN             513-461            Cleveland            $***             $***
---------------------------------------------------------------------------------------------------------------------
     922            OH             CIN             513-421            Cleveland            $***             $***
---------------------------------------------------------------------------------------------------------------------
     923            OH             MNS             419-526            Cleveland            $***             $***
---------------------------------------------------------------------------------------------------------------------
     536            OK             OKC             405-239             Dallas              $***             $***
---------------------------------------------------------------------------------------------------------------------
     538            OK             TUL             918-587             Dallas              $***             $***
---------------------------------------------------------------------------------------------------------------------
     670            OR             EUG             503-484             Seattle             $***             $***
---------------------------------------------------------------------------------------------------------------------
     672            OR             PLO             503-228             Seattle             $***             $***
---------------------------------------------------------------------------------------------------------------------
     672            OR             WLV             503-682             Seattle             $***             $***
---------------------------------------------------------------------------------------------------------------------
                 *NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

3/17/98                                38                         Initials
                                                                           ----

                                                                                                           Exhibit E
                                                                                                         Page 4 of 4
---------------------------------------------------------------------------------------------------------------------
                                                                                        GATEWAY
                                                     SWC                              CARRIER SRV          NOS
    LATA            ST             POP             NPA-NXX             SWITCH                           DEDICATED
---------------------------------------------------------------------------------------------------------------------
     226            PA             HAR             717-221          Philadelphia            $***             $***
---------------------------------------------------------------------------------------------------------------------
     228            PA         SWITCH SITE         215-496          Philadelphia            $***             $***
---------------------------------------------------------------------------------------------------------------------
     230            PA             ALT             814-941          Philadelphia            $***             $***
---------------------------------------------------------------------------------------------------------------------
     232            PA             SCR             717-330          Philadelphia            $***             $***
---------------------------------------------------------------------------------------------------------------------
     234            PA             PGH             412-391            Cleveland             $***             $***
---------------------------------------------------------------------------------------------------------------------
     924            PA             ERI             814-454            Cleveland             $***             $***
---------------------------------------------------------------------------------------------------------------------
     130            RI             PVD             401-831             Boston               $***             $***
---------------------------------------------------------------------------------------------------------------------
     430            SC             GNV             803-233             Atlanta              $***             $***
---------------------------------------------------------------------------------------------------------------------
     432            SC             FLR             803-665             Atlanta              $***             $***
---------------------------------------------------------------------------------------------------------------------
     434            SC             CLM             803-733             Atlanta              $***             $***
---------------------------------------------------------------------------------------------------------------------
     640            SD             SXF             605-331            Milwaukee             $***             $***
---------------------------------------------------------------------------------------------------------------------
     468            TN             MEM             901-522             Atlanta              $***             $***
---------------------------------------------------------------------------------------------------------------------
     470            TN             NSH             901-320             Atlanta              $***             $***
---------------------------------------------------------------------------------------------------------------------
     474            TN             KNX             615-594             Atlanta              $***             $***
---------------------------------------------------------------------------------------------------------------------
     552            TX         SWITCH SITE         214-754             Dallas               $***             $***
---------------------------------------------------------------------------------------------------------------------
     552            TX             FWR             817-332             Dallas               $***             $***
---------------------------------------------------------------------------------------------------------------------
     558            TX             AST             512-389             Dallas               $***             $***
---------------------------------------------------------------------------------------------------------------------
     560            TX             HOU             713-224             Dallas               $***             $***
---------------------------------------------------------------------------------------------------------------------
     566            TX             STN             210-225             Dallas               $***             $***
---------------------------------------------------------------------------------------------------------------------
     660            UT             SLC             801-521             Denver               $***             $***
---------------------------------------------------------------------------------------------------------------------
     244            VA             ROK             703-342              D.C.                $***             $***
---------------------------------------------------------------------------------------------------------------------
     246            VA             FRK             703-371              D.C.                $***             $***
---------------------------------------------------------------------------------------------------------------------
     248            VA             RHM             804-233              D.C.                $***             $***
---------------------------------------------------------------------------------------------------------------------
     252            VA             NFK             804-622              D.C.                $***             $***
---------------------------------------------------------------------------------------------------------------------
     124            VT             BRL             802-880             Boston               $***             $***
---------------------------------------------------------------------------------------------------------------------
     674            WA         SWITCH SITE         206-443             Seattle              $***             $***
---------------------------------------------------------------------------------------------------------------------
     674            WA             BOT             206-402             Seattle              $***             $***
---------------------------------------------------------------------------------------------------------------------
     674            WA             RDM             206-867             Seattle              $***             $***
---------------------------------------------------------------------------------------------------------------------
     676            WA             YAK             509-453             Seattle              $***             $***
---------------------------------------------------------------------------------------------------------------------
     676            WA             SPO             509-747             Seattle              $***             $***
---------------------------------------------------------------------------------------------------------------------
     350            WI             APL             414-730            Milwaukee             $***             $***
---------------------------------------------------------------------------------------------------------------------
     350            WI             GBY             414-494            Milwaukee             $***             $***
---------------------------------------------------------------------------------------------------------------------
     352            WI             EAU             715-834            Milwaukee             $***             $***
---------------------------------------------------------------------------------------------------------------------
     354            WI             MAD             608-257            Milwaukee             $***             $***
---------------------------------------------------------------------------------------------------------------------
     354            WI             LCS             608-782            Milwaukee             $***             $***
---------------------------------------------------------------------------------------------------------------------
     356            WI         SWITCH SITE         414-272            Milwaukee             $***             $***
---------------------------------------------------------------------------------------------------------------------
     254            WV             CHL             304-340            Cleveland             $***             $***
---------------------------------------------------------------------------------------------------------------------
     256            WV             MGT             304-292            Cleveland             $***             $***
---------------------------------------------------------------------------------------------------------------------
     654            WY             CSP             307-234            Billings              $***             $***
---------------------------------------------------------------------------------------------------------------------
                 *NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

3/17/98                                39                         Initials
                                                                           ----

                                                                       Exhibit F
                                                                     Page 1 of 2

                     SWITCHED OUTBOUND SERVICES SCHEDULE
                        (NATIONAL ORIGINATION SERVICE)

Unless otherwise stated, (i) domestic switched and dedicated calls (inbound and outbound) are measured in 6 second increments with a 6 second minimum, and (ii) international switched and dedicated calls are measured in 6 second increments after a 30 second minimum.

1. For domestic, offshore and international traffic, RMBI shall pay the rates set out in the attached pricing schedules. If in any given month more than 15% of RMBI's total domestic switched traffic originates from, or terminates to, non-RBOC/GTE regions, Frontier may apply a $*** per minute surcharge to all such traffic in excess of the 15%.

2. Upon RMBI's request, Frontier will provide Purchase with an available 700 number (1-700-555-XXXX) and a recorded message that identifies RMBI to Presubscribed End-Users as their carrier. Frontier will make the 700 number available for RMBI's use within 15 Business Days after receipt of the request. RMBI shall pay the applicable 700 Number charges set out in Exhibit B of the Agreement.

3. If RMBI has subscribed to Sub-CIC Services, the rates and terms set out in the attached Sub-CIC Translation Schedule shall apply.


3/17/98                               40                        Initials _______

                                                                       Exhibit F
                                                                     Page 2 of 2

                         NATIONAL ORIGINATION SERVICE
                        SWITCHED OUTBOUND SERVICE (1+)

                               Customer Specific

--------------------------------------------------------   --------------------------------------------------------------
                                     $250K-$500k                                                      $250k-$500k
                                     Commitment                                                       Commitment
                              --------------------------                                       --------------------------
                              Interstate   Intrastate                                          Interstate   Intrastate
     STATE         ABBREV                                          STATE            ABBREV
--------------------------------------------------------   --------------------------------------------------------------
Alabama               AL          $***         $***        Nebraska                   NE           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Arizona               AZ          $***         $***        Nevada                     NV           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Arkansas              AR          $***         $***        New Hampshire              NH           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
California            CA          $***         $***        New Jersey                 NJ           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Colorado              CO          $***         $***        New Mexico                 NM           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Connecticut           CT          $***         $***        New York                   NY           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Delaware              DE          $***         $***        North Carolina             NC           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Dist. of              DC          $***     N/A             North Dakota               ND           $***         $***
Columbia
--------------------------------------------------------   --------------------------------------------------------------
Florida               FL          $***         $***        Ohio                       OH           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Georgia               GA          $***         $***        Oklahoma                   OK           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Idaho                 ID          $***         $***        Oregon                     OR           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Illinois              IL          $***         $***        Pennsylvania               PA           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Indiana               IN          $***         $***        Rhode Island               RI           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Iowa                  IA          $***         $***        South Carolina             SC           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Kansas                KS          $***         $***        South Dakota               SD           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Kentucky              KY          $***         $***        Tennessee                  TN           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Louisiana             LA          $***         $***        Texas                      TX           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Maine                 ME          $***         $***        Utah                       UT           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Maryland              MD          $***         $***        Vermont                    VT           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Massachusetts         MA          $***        $0.527       Virginia                   VA           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Michigan              MI          $***         $***        Washington                 WA           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Minnesota             MN          $***         $***        West Virginia              WV           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Mississippi           MS          $***         $***        Wisconsin                  WI           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Missouri              MO          $***         $***        Wyoming                    WY           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Montana               MT          $***         $***
--------------------------------------------------------   --------------------------------------------------------------

OFF-SHORE                  $***     (Termination to Alaska, Hawaii, USVI/PR)

DIRECTOR ASSISTANCE        $*** per call

BILLING INCREMENTS         6 second initial/6 second increments

3/17/98                               41                        Initials _______

                                                                       Exhibit G
                                                                     Page 1 of 3

                        INBOUND 800 SERVICES SCHEDULE
                        (NATIONAL ORIGINATION SERVICE)

1.       800 Number Requirements.

         A. In order to protect the integrity of its network Frontier may, without liability, temporarily block any 800 Number having usage surges. Frontier agrees to use reasonable efforts to promptly notify RMBI after blockage has occurred.

         B. If usage of an 800 Number impacts Frontier in such a manner that the unbillable (non-completed) calls for such 800 Number in any month are greater than 7% of the billable (completed) calls for such 800 Number in that month, Frontier may charge RMBI a non-discountable $*** charge for each unbillable call in that month.

         C. At RMBI's written request and to the extent available to Frontier, 800 Directory Assistance is available for Frontier 800 Numbers only at the charge set out in Exhibit B. Due to the fact that 800 Directory Assistance is provided through an arrangement with a third party, the provision of 800 Directory Assistance by Frontier is subject to the policies and procedures promulgated from time to time by such third party. RMBI understands that any Frontier 800 Number listed with 800 Directory Assistance is not published in any written directory, but is only available on a call-in basis.

         D. The transfer of 800 Numbers to another carrier is subject to the Guidelines and the Frontier policies and procedures for 800/888 number/traffic transfers in effect at the time of the requested transfer.

         E. If an 800 Number is blocked at RMBI's request, then for the period the 800 Number is being blocked Frontier will, at RMBI's written request and expense, re-translate the 800 Number to RMBI's customer service telephone number.

2.       Rates for Inbound Services.

         RMBI shall pay the rates set out in the attached pricing schedules. If in any given month more than 15% of RMBI's total domestic switched 800 Number traffic originates from, or terminates to, non-RBOC/GTE regions, Frontier may apply a $*** per minute surcharge to all such traffic in excess of the 15%.


3/17/98                               42                        Initials _______

                                                                       Exhibit G
                                                                     Page 2 of 3

                         NATIONAL ORIGINATION SERVICE
                       SWITCHED 800/888 INBOUND SERVICE

                              Customer Specific

--------------------------------------------------------   --------------------------------------------------------------
                                     $250K-$500k                                                      $250k-$500k
                                     Commitment                                                       Commitment
                              --------------------------                                       --------------------------
                              Interstate   Intrastate                                          Interstate   Intrastate
     STATE         ABBREV                                          STATE            ABBREV
--------------------------------------------------------   --------------------------------------------------------------
Alabama              AL           $***         $***        Nebraska                   NE           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Arizona              AZ           $***         $***        Nevada                     NV           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Arkansas             AR           $***         $***        New Hampshire              NH           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
California           CA           $***         $***        New Jersey                 NJ           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Colorado             CO           $***         $***        New Mexico                 NM           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Connecticut          CT           $***         $***        New York                   NY           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Delaware             DE           $***         $***        North Carolina             NC           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Dist. of             DC           $***     N/A             North Dakota               ND           $***         $***
Columbia
--------------------------------------------------------   --------------------------------------------------------------
Florida              FL           $***         $***        Ohio                       OH           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Georgia              GA           $***         $***        Oklahoma                   OK           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Idaho                ID           $***         $***        Oregon                     OR           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Illinois             IL           $***         $***        Pennsylvania               PA           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Indiana              IN           $***         $***        Rhode Island               RI           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Iowa                 IA           $***         $***        South Carolina             SC           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Kansas               KS           $***         $***        South Dakota               SD           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Kentucky             KY           $***         $***        Tennessee                  TN           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Louisiana            LA           $***         $***        Texas                      TX           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Maine                ME           $***         $***        Utah                       UT           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Maryland             MD           $***         $***        Vermont                    VT           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Massachusetts        MA           $***         $***        Virginia                   VA           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Michigan             MI           $***         $***        Washington                 WA           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Minnesota            MN           $***         $***        West Virginia              WV           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Mississippi          MS           $***         $***        Wisconsin                  WI           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Missouri             MO           $***         $***        Wyoming                    WY           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Montana              MT           $***         $***
--------------------------------------------------------   --------------------------------------------------------------

--------------------------------------------------------
   OFF-SHORE         $*** Alaska Origination

                     $*** Hawaii Origination
                     $*** PR/USVI Origination
--------------------------------------------------------
   CANADA                   $*** Origination
--------------------------------------------------------
  Billing Increments:  Domestic & Off Shore 6 second initial/6 second increments
                          Canadian    30 second initial/6 second increments

3/17/98                               43                        Initials _______

                                                                       Exhibit G
                                                                     Page 3 of 3

                         NATIONAL ORIGINATION SERVICE
                       SWITCHED 800/888 INBOUND SERVICE

                              Customer Specific

--------------------------------------------------------   --------------------------------------------------------------
                                  $******Commitment                                                $******Commitment
                              --------------------------                                       --------------------------
                              Interstate   Intrastate                                          Interstate   Intrastate
     STATE         ABBREV                                          STATE            ABBREV
--------------------------------------------------------   --------------------------------------------------------------
--------------------------------------------------------   --------------------------------------------------------------
Alabama              AL           $***         $***        Nebraska                   NE           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Arizona              AZ           $***         $***        Nevada                     NV           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Arkansas             AR           $***         $***        New Hampshire              NH           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
California           CA           $***         $***        New Jersey                 NJ           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Colorado             CO           $***         $***        New Mexico                 NM           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Connecticut          CT           $***         $***        New York                   NY           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Delaware             DE           $***         $***        North Carolina             NC           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Dist. of             DC           $***     N/A             North Dakota               ND           $***         $***
Columbia
--------------------------------------------------------   --------------------------------------------------------------
Florida              FL           $***         $***        Ohio                       OH           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Georgia              GA           $***         $***        Oklahoma                   OK           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Idaho                ID           $***         $***        Oregon                     OR           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Illinois             IL           $***         $***        Pennsylvania               PA           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Indiana              IN           $***         $***        Rhode Island               RI           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Iowa                 IA           $***         $***        South Carolina             SC           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Kansas               KS           $***         $***        South Dakota               SD           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Kentucky             KY           $***         $***        Tennessee                  TN           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Louisiana            LA           $***         $***        Texas                      TX           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Maine                ME           $***         $***        Utah                       UT           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Maryland             MD           $***         $***        Vermont                    VT           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Massachusetts        MA           $***         $***        Virginia                   VA           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Michigan             MI           $***         $***        Washington                 WA           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Minnesota            MN           $***         $***        West Virginia              WV           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Mississippi          MS           $***         $***        Wisconsin                  WI           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Missouri             MO           $***         $***        Wyoming                    WY           $***         $***
--------------------------------------------------------   --------------------------------------------------------------
Montana              MT           $***         $***
--------------------------------------------------------   --------------------------------------------------------------

OFF-SHORE         $*** Alaska Origination

                  $*** Hawaii Origination
                  $*** PR/USVI Origination

--------------------------------------------------------
CANADA   $*** Origination
--------------------------------------------------------

Billing Increments:  Domestic & Off Shore 6 second initial/6 second increments
                      Canadian 30 second initial/6 second increments


3/17/98                                44                         Initials  ____

                                                                      Exhibit H
                                                                    Page 1 of 2

                          DEDICATED OUTBOUND SERVICES SCHEDULE
                             (NATIONAL ORIGINATION SERVICE)


Unless otherwise stated, (i) domestic switched and dedicated calls (inbound and outbound) are measured in 6 second increments with a 6 second minimum, and (ii) international switched and dedicated calls are measured in 6 second increments after a 30 second minimum.

1. DS-1 SERVICES (collectively, inbound and outbound NOS Dedicated Services) are available at the Frontier POPs set out on the attached Network Interconnection Schedule. Frontier may add or delete a POP at any time upon written notice. At RMBI's written request, its DS-1 circuits will interconnect a Frontier POP to an End-User's premise. RMBI is responsible for coordinating LEC installation of local loops necessary for the DS-1 Services as well as installation and monthly recurring charges associated with dedicated circuits necessary for the DS-1 Services.

2. At RMBI's written request, Frontier may provide the premise equipment described in Exhibit B (the "Equipment") to End-Users that need the same to access the DS-1 Services. Frontier will install and maintain the Equipment. End-Users must sign an Equipment Agreement with Frontier in the format supplied or approved by Frontier. RMBI shall bear the risk of loss of the Equipment if the Equipment is not returned to Frontier in good working condition, normal wear and tear excepted.

3. At RMBI's written request, Frontier may provide special 800 applications for the dedicated Inbound Services as described in Exhibit B (collectively, the "APPLICATIONS"). All Applications require RMBI to have Frontier compatible equipment and some require RDA.

4. RMBI shall be charged and pay the for the DS-1 Services (domestic and international) in accordance with the rates set out in the attached pricing schedules as well as applicable charges set out in Exhibit B.

5. Each DS-1 circuit interconnecting RMBI or an End-User to a Frontier POP has a monthly minimum usage requirement of 25,000 minutes. If a DS-1 circuit experiences a minimum shortfall over two consecutive Billing Cycles, Frontier may provide RMBI with written notice of such fact and of Frontier's intent to disconnect the under-minimum circuit if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. RMBI shall reimburse Frontier for any termination fees or charges paid by Frontier to the circuit provider for early disconnection of such circuit.

                                                               Initials
3/17/98                                45                               ------

                                                                                                                      Exhibit H
                                                                                                                    Page 2 of 2

----------------------------------------------------------------------------------------------------------------------------------
                                       $*** COMMITMENT                                                    $*** COMMITMENT
      STATE         ABBREV                                               STATE          ABBREV
----------------------------------------------------------------------------------------------------------------------------------
                                 INTERSTATE     INTRASTATE                                           INTERSTATE      INTRASTATE
----------------------------------------------------------------------------------------------------------------------------------
     Alabama            AL          $***           $***           Nebraska              NE              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Arizona            AZ          $***           $***           Nevada                NV              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Arkansas           AR          $***           $***           New Hampshire         NH              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
    California          CA          $***           $***           New Jersey            NJ              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Colorado           CO          $***           $***           New Mexico            NM              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
   Connecticut          CT          $***           $***           New York              NY              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Delaware           DE          $***           $***           North Carolina        NC              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
   District of          DC          $***            n/a           North Dakota          ND              $***            $***
     Columbia
----------------------------------------------------------------------------------------------------------------------------------
     Florida            FL          $***           $***           Ohio                  OH              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Georgia            GA          $***           $***           Oklahoma              OK              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
      Idaho             ID          $***           $***           Oregon                OR              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Illinois           IL          $***           $***           Pennsylvania          PA              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Indiana            IN          $***           $***           Rhode Island          RI              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
       Iowa             IA          $***           $***           South Carolina        SC              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
      Kansas            KS          $***           $***           South Dakota          SD              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Kentucky           KY          $***           $***           Tennessee             TN              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
    Louisiana           LA          $***           $***           Texas                 TX              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
      Maine             ME          $***           $***           Utah                  UT              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Maryland           MD          $***           $***           Vermont               VT              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
  Massachusetts         MA          $***           $***           Virginia              VA              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Michigan           MI          $***           $***           Washington            WA              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
    Minnesota           MN          $***           $***           West Virginia         WV              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
   Mississippi          MS          $***           $***           Wisconsin             WI              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Missouri           MO          $***           $***           Wyoming               WY              $***            $***
----------------------------------------------------------------------------------------------------------------------------------
     Montana            MT          $***           $***
---------------------------------------------------------------

OFF-SHORE              $***           Alaska Termination
                       $***           Hawaii Termination
                       $***           PR/USVI Termination

DIRECTORY ASSISTANCE                $***0   per call

                       BILLING INCREMENTS       Domestic & Off-Shore 6 second
                                                initial/6 second increments


                                                               Initials
3/17/98                                46                               ------

                                                                      Exhibit I
                                                                    Page 1 of 5

                        INTERNATIONAL SERVICES SCHEDULE
                         (NATIONAL ORIGINATION SERVICE)

The rates and discount credits described in this Schedule and any attachments hereto are in lieu of any standard volume discounts and any promotional rates or discounts that may from time to time be offered by Frontier for the Services. Unless otherwise stated, international calls are measured in 6 second increments after a 30 second minimum.

1. For non-calling card switched and dedicated International Services, RMBI shall pay the international rates set out in the attached pricing schedules.

2. For international Directory Assistance Services, if available, RMBI shall pay the applicable standard Frontier resale rates in effect when calls are made.




                                                               Initials
3/17/98                                47                               ------

                                                                                                                    Exhibit I
                                                                                                                  Page 2 of 5
                                           NATIONAL ORIGINATION SERVICE (NOS)
                                                 SWITCHED INTERNATIONAL

                                                   Customer Specific
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
                                            Rate Per                                                          Rate Per
   CODE                COUNTRY               Minute            CODE                   COUNTRY                  Minute
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
93          Afganistan                     $***           238             Cape Verde                       $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
355         Albania                        $***           897             Cayman Islands                   $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
213         Algeria                        $***           236             Central Africa                   $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
684         Amer Somoa                     $***           235             Chad                             $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
376         Andorra                        $***           56              Chile                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
244         Angola                         $***           86              China Prc                        $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
891         Anguilla                       $***           672             Christmas Island                 $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
672         Antarctica - Casey             $***           61              Cocos-Kelling Island             $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
672         Antarctica - Scott             $***           57              Columbia                         $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
892         Antigua                        $***           242             Congo                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
54          Argentina                      $***           682             Cook Island                      $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
374         Armenia                        $***           506             Costa Rica                       $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
297         Aruba                          $***           385             Croatia                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
247         Ascension Islands              $***           53              Cuba                             $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
61          Australia                      $***           357             Cyprus                           $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
43          Austria                        $***           420             Czech                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
994         Azerbaijan                     $***           45              Denmark                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
893         Bahamas                        $***           246             Diego Garcia                     $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
973         Bahrain                        $***           253             Djibouti                         $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
880         Bangladesh                     $***           898             Dominica                         $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
894         Barbados                       $***           899             Dominican Republic               $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
375         Belarus                        $***           593             Ecuador                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
32          Belgium                        $***           20              Egypt                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
501         Belize                         $***           503             El Salvador                      $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
229         Benin                          $***           240             Equatorial Guinea                $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
895         Bermuda                        $***           291             Eritrea                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
975         Bhutan                         $***           372             Estonia                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
591         Bolivia                        $***           251             Ethiopia                         $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
387         Bosnia & Herzegovina           $***           298             Faeroe Islands                   $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
267         Botswana                       $***           500             Falkland Islands                 $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
55          Brazil                         $***           679             Fiji Island                      $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
896         British Virgin Islands         $***           358             Finland                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
673         Brunei                         $***           33              France                           $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
359         Bulgaria                       $***           594             French Guiana                    $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
226         Burkino Faso                   $***           689             French Polynesia                 $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
95          Burma/Myanmar                  $***           241             Gabon                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
257         Burundi                        $***           220             Gambia                           $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
855         Cambodia                       $***           995             Georgia                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
237         Cameroon                       $***           49              Germany                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
34          Canary Island                  $***           233             Ghana                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------

                  BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                                48                       Initials________

                                                                                                                    Exhibit I
                                                                                                                  Page 3 of 5

                                           NATIONAL ORIGINATION SERVICE (NOS)
                                                 SWITCHED INTERNATIONAL

                                                   Customer Specific
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
                                            Rate Per                                                          Rate Per
   CODE                COUNTRY               Minute            CODE                   COUNTRY                  Minute
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
350         Gibraltar                      $***           961             Lebanon                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
686         Gilbert Island                 $***           266             Lesotho                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
30          Greece                         $***           231             Liberia                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
299         Greenland                      $***           218             Libya                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
900         Grenada                        $***           41              Liechtenstein                    $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
590         Guadeloupe                     $***           370             Lithuania                        $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
671         Guam                           $***           352             Luxembourg                       $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
53          Guantanamo Bay                 $***           853             Macao                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
502         Guatemala                      $***           389             Macedonia                        $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
224         Guinea                         $***           261             Madagascar                       $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
245         Guinea Bissau                  $***           265             Malawi                           $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
592         Guyana                         $***           60              Malaysia                         $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
509         Haiti                          $***           960             Maldives                         $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
504         Honduras                       $***           223             Mali Republic                    $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
852         Hong Kong, China               $***           356             Malta                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
36          Hungary                        $***           692             Marshal Islands                  $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
354         Iceland                        $***           596             Martinique                       $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
91          India                          $***           222             Mauritania                       $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
62          Indonesia                      $***           230             Mauritius                        $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
871         Inmarsat (AOR)                 $***           269             Mayotte (Comoros)                $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
873         Inmarsat (IOR)                 $***           691             Micronesia                       $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
872         Inmarsat (POR)                 $***           373             Moldava                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
874         Inmarsat (WAT)                 $***           377             Monaco                           $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
98          Iran                           $***           976             Mongolia                         $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
964         Iraq                           $***           902             Montserrat                       $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
353         Ireland                        $***           212             Morocco                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
972         Israel                         $***           258             Mozambique                       $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
39          Italy                          $***           264             Namibia                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
225         Ivory Coast (Cote' D'Ivoire)   $***           674             Nauru                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
901         Jamaica                        $***           977             Nepal                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
81          Japan                          $***           599             Netherland Antilles              $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
962         Jordan                         $***           31              Netherlands                      $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
7           Kazakhstan                     $***           903             Nevis                            $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
254         Kenya                          $***           687             New Caledonia                    $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
686         Kiribati                       $***           64              New Zealand                      $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
850         Korea (North)                  $***           505             Nicaragua                        $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
82          Korea (South)                  $***           227             Niger Republic                   $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
965         Kuwait                         $***           234             Nigeria                          $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
996         Kyrgyzstan                     $***           683             Niue Island                      $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
856         Laos                           $***           672             Norfold Island                   $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------
371         Latvia                         $***           47              Norway                           $***
----------- ------------------------------ ------------   --------------- -------------------------------- ---------------

                    BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                                49                       Initials________

                                                                       Exhibit I
                                                                     Page 4 of 5

                       NATIONAL ORIGINATION SERVICE (NOS)
                             SWITCHED INTERNATIONAL

                               Customer Specific

-------------------------------------------------------   ----------------------------------------------------------------
                                            Rate Per                                                          Rate Per
   CODE                COUNTRY               Minute            CODE                   COUNTRY                  Minute
-------------------------------------------------------   ----------------------------------------------------------------
968         Oman                           $***           268             Swaziland                        $***
-------------------------------------------------------   ----------------------------------------------------------------
92          Pakistan                       $***           46              Sweden                           $***
-------------------------------------------------------   ----------------------------------------------------------------
680         Palau Republic                 $***           41              Switzerland                      $***
-------------------------------------------------------   ----------------------------------------------------------------
507         Panama                         $***           963             Syria                            $***
-------------------------------------------------------   ----------------------------------------------------------------
675         Papua New Guinea               $***           886             Taiwan                           $***
-------------------------------------------------------   ----------------------------------------------------------------
595         Paraguay                       $***           992             Tajikistan                       $***
-------------------------------------------------------   ----------------------------------------------------------------
51          Peru                           $***           255             Tanzania                         $***
-------------------------------------------------------   ----------------------------------------------------------------
63          Philippines                    $***           66              Thailand                         $***
-------------------------------------------------------   ----------------------------------------------------------------
48          Poland                         $***           228             Togo                             $***
-------------------------------------------------------   ----------------------------------------------------------------
351         Portugal                       $***           676             Tonga                            $***
-------------------------------------------------------   ----------------------------------------------------------------
974         Qatar                          $***           907             Trinidad/Tobago                  $***
-------------------------------------------------------   ----------------------------------------------------------------
262         Reunion Island                 $***           216             Tunisia                          $***
-------------------------------------------------------   ----------------------------------------------------------------
40          Romania                        $***           90              Turkey                           $***
-------------------------------------------------------   ----------------------------------------------------------------
7           Russia                         $***           993             Turkmenistan                     $***
-------------------------------------------------------   ----------------------------------------------------------------
250         Rwanda                         $***           908             Turks/Caicos Islands             $***
-------------------------------------------------------   ----------------------------------------------------------------
670         Saipan                         $***           688             Tuvalu                           $***
-------------------------------------------------------   ----------------------------------------------------------------
378         San Marino                     $***           256             Uganda                           $***
-------------------------------------------------------   ----------------------------------------------------------------
239         Sao Tome                       $***           380             Ukraine                          $***
-------------------------------------------------------   ----------------------------------------------------------------
966         Saudi Arabia                   $***           971             United Arab Emirates             $***
-------------------------------------------------------   ----------------------------------------------------------------
221         Senegal                        $***           44              United Kingdom                   $***
-------------------------------------------------------   ----------------------------------------------------------------
248         Seychelles Island              $***           598             Uruguay                          $***
-------------------------------------------------------   ----------------------------------------------------------------
232         Siera Leone                    $***           998             Uzbekistan                       $***
-------------------------------------------------------   ----------------------------------------------------------------
65          Singapore                      $***           678             Vanatu/New Hebridi               $***
-------------------------------------------------------   ----------------------------------------------------------------
421         Slovak                         $***           379             Vatican City                     $***
-------------------------------------------------------   ----------------------------------------------------------------
386         Slovenia                       $***           58              Venezuela                        $***
-------------------------------------------------------   ----------------------------------------------------------------
677         Solomon Island(s)              $***           84              Vietnam                          $***
-------------------------------------------------------   ----------------------------------------------------------------
252         Somalia                        $***           681             Wallis/Futuna                    $***
-------------------------------------------------------   ----------------------------------------------------------------
27          South Africa                   $***           685             Western Samoa                    $***
-------------------------------------------------------   ----------------------------------------------------------------
34          Spain                          $***           967             Yemen Arab                       $***
-------------------------------------------------------   ----------------------------------------------------------------
94          Sri Lanka                      $***           381             Yugoslavia/Serbia                $***
-------------------------------------------------------   ----------------------------------------------------------------
290         St. Helena                     $***           243             Zaire                            $***
-------------------------------------------------------   ----------------------------------------------------------------
904         St. Kitts                      $***           260             Zambia                           $***
-------------------------------------------------------   ----------------------------------------------------------------
905         St. Lucia                      $***           259             Zanzibar                         $***
-------------------------------------------------------   ----------------------------------------------------------------
508         St. Pierre                     $***           263             Zimbabwe                         $***
-------------------------------------------------------   ----------------------------------------------------------------
906         St. Vincent                    $***
-------------------------------------------------------
249         Sudan                          $***
-------------------------------------------------------
597         Suriname                       $***
-------------------------------------------------------

           BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                                50                         Initials  ____

                                                                       Exhibit I
                                                                     Page 5 of 5

                       NATIONAL ORIGINATION SERVICE (NOS)
                             SWITCHED INTERNATIONAL

                               Customer Specific

-------------------------------------------------------------------------------------
      CODE                     COUNTRY                    Peak          Off-Peak
                                                          RPM              RPM
-------------------------------------------------------------------------------------
      521         MEXICO 1                           $***            $***
-------------------------------------------------------------------------------------
      522         MEXICO 2                           $***            $***
-------------------------------------------------------------------------------------
      523         MEXICO 3                           $***            $***
-------------------------------------------------------------------------------------
      524         MEXICO 4                           $***            $***
-------------------------------------------------------------------------------------
      525         MEXICO 5                           $***            $***
-------------------------------------------------------------------------------------
      526         MEXICO 6                           $***            $***
-------------------------------------------------------------------------------------
      527         MEXICO 7                           $***            $***
-------------------------------------------------------------------------------------
      528         MEXICO 8                           $***            $***
-------------------------------------------------------------------------------------

-------------------------------------------------------------------
ALL         CANADA                           $***
-------------------------------------------------------------------

3/17/98                                51                         Initials  ____

                                                                    Exhibit I(a)
                                                                     Page 1 of 4

                        NATIONAL ORIGINATION SERVICE (NOS)
                             DEDICATED INTERNATIONAL

                                 Customer Specific

------------------------------------------------      -----------------------------------------------------------------
                                     Rate Per                                                               Rate
 CODE            COUNTRY              Minute               CODE                   COUNTRY                Per Minute
------------------------------------------------      -----------------------------------------------------------------
93      Afganistan                 $***               238             Cape Verde                       $***
------------------------------------------------      -----------------------------------------------------------------
355     Albania                    $***               897             Cayman Islands                   $***
------------------------------------------------      -----------------------------------------------------------------
213     Algeria                    $***               236             Central Africa                   $***
------------------------------------------------      -----------------------------------------------------------------
684     Amer Somoa                 $***               235             Chad                             $***
------------------------------------------------      -----------------------------------------------------------------
376     Andorra                    $***               56              Chile                            $***
------------------------------------------------      -----------------------------------------------------------------
244     Angola                     $***               86              China Prc                        $***
------------------------------------------------      -----------------------------------------------------------------
891     Anguilla                   $***               672             Christmas Island                 $***
------------------------------------------------      -----------------------------------------------------------------
672     Antartica - Casey          $***               61              Cocos-Kelling Island             $***
------------------------------------------------      -----------------------------------------------------------------
672     Antartica - Scott          $***               57              Columbia                         $***
------------------------------------------------      -----------------------------------------------------------------
892     Antigua                    $***               242             Congo                            $***
------------------------------------------------      -----------------------------------------------------------------
54      Argentina                  $***               682             Cook Island                      $***
------------------------------------------------      -----------------------------------------------------------------
374     Armenia                    $***               506             Costa Rica                       $***
------------------------------------------------      -----------------------------------------------------------------
297     Aruba                      $***               385             Croatia                          $***
------------------------------------------------      -----------------------------------------------------------------
247     Ascension Islands          $***               53              Cuba                             $***
------------------------------------------------      -----------------------------------------------------------------
61      Australia                  $***               357             Cyprus                           $***
------------------------------------------------      -----------------------------------------------------------------
43      Austria                    $***               420             Czech                            $***
------------------------------------------------      -----------------------------------------------------------------
994     Azerbaijan                 $***               45              Denmark                          $***
------------------------------------------------      -----------------------------------------------------------------
893     Bahamas                    $***               246             Diego Garcia                     $***
------------------------------------------------      -----------------------------------------------------------------
973     Bahrain                    $***               253             Djibouti                         $***
------------------------------------------------      -----------------------------------------------------------------
880     Bangladesh                 $***               898             Dominica                         $***
------------------------------------------------      -----------------------------------------------------------------
894     Barbados                   $***               899             Dominican Republic               $***
------------------------------------------------      -----------------------------------------------------------------
375     Belarus                    $***               593             Ecuador                          $***
------------------------------------------------      -----------------------------------------------------------------
32      Belguim                    $***               20              Egypt                            $***
------------------------------------------------      -----------------------------------------------------------------
501     Belize                     $***               503             El Salvador                      $***
------------------------------------------------      -----------------------------------------------------------------
229     Benin                      $***               240             Equatorial Guinea                $***
------------------------------------------------      -----------------------------------------------------------------
895     Bermuda                    $***               291             Eritrea                          $***
------------------------------------------------      -----------------------------------------------------------------
975     Bhutan                     $***               372             Estonia                          $***
------------------------------------------------      -----------------------------------------------------------------
591     Bolivia                    $***               251             Ethiopia                         $***
------------------------------------------------      -----------------------------------------------------------------
387     Bosnia/Herzegovina         $***               298             Faeroe Islands                   $***
------------------------------------------------      -----------------------------------------------------------------
267     Botswana                   $***               500             Falkland Islands                 $***
------------------------------------------------      -----------------------------------------------------------------
55      Brazil                     $***               679             Fiji Is                          $***
------------------------------------------------      -----------------------------------------------------------------
896     British Virg. Islands      $***               358             Finland                          $***
------------------------------------------------      -----------------------------------------------------------------
673     Brunei                     $***               33              France                           $***
------------------------------------------------      -----------------------------------------------------------------
359     Bulgaria                   $***               594             French Guiana                    $***
------------------------------------------------      -----------------------------------------------------------------
226     Burkino Faso               $***               689             French Polynesia                 $***
------------------------------------------------      -----------------------------------------------------------------
95      Burma/Myanmar              $***               241             Gabon                            $***
------------------------------------------------      -----------------------------------------------------------------
257     Burundi                    $***               220             Gambia                           $***
------------------------------------------------      -----------------------------------------------------------------
855     Cambodia                   $***               995             Georgia                          $***
------------------------------------------------      -----------------------------------------------------------------
23733   Cameroon                   $***               49              Germany                          $***
------------------------------------------------      -----------------------------------------------------------------
34      Canary Island              $***               233             Ghana                            $***
------------------------------------------------      -----------------------------------------------------------------

           BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                                52                         Initials  ____

                                                                    Exhibit I(a)
                                                                     Page 2 of 4

                         NATIONAL ORIGINATION SERVICE (NOS)
                              DEDICATED INTERNATIONAL

                                 Customer Specific

------------------------------------------------      -----------------------------------------------------------------
350     Gibraltar                  $***               961             Lebanon                          $***
------------------------------------------------      -----------------------------------------------------------------
686     Gilbert Island             $***               266             Lesotho                          $***
------------------------------------------------      -----------------------------------------------------------------
30      Greece                     $***               231             Liberia                          $***
------------------------------------------------      -----------------------------------------------------------------
299     Greenland                  $***               218             Libya                            $***
------------------------------------------------      -----------------------------------------------------------------
900     Grenada                    $***               41              Liechtenstein                    $***
------------------------------------------------      -----------------------------------------------------------------
590     Guadeloupe                 $***               370             Lithuania                        $***
------------------------------------------------      -----------------------------------------------------------------
671     Guam                       $***               352             Luxembourg                       $***
------------------------------------------------      -----------------------------------------------------------------
53      Guantanamo Bay             $***               853             Macao                            $***
------------------------------------------------      -----------------------------------------------------------------
502     Guatemala                  $***               389             Macedonia                        $***
------------------------------------------------      -----------------------------------------------------------------
224     Guinea                     $***               261             Madagascar                       $***
------------------------------------------------      -----------------------------------------------------------------
245     Guinea Bissau              $***               265             Malawi                           $***
------------------------------------------------      -----------------------------------------------------------------
592     Guyana                     $***               60              Malaysia                         $***
------------------------------------------------      -----------------------------------------------------------------
509     Haiti                      $***               960             Maldives                         $***
------------------------------------------------      -----------------------------------------------------------------
504     Honduras                   $***               223             Mali Republic                    $***
------------------------------------------------      -----------------------------------------------------------------
852     Hong Kong, China           $***               356             Malta                            $***
------------------------------------------------      -----------------------------------------------------------------
36      Hungary                    $***               692             Marshal Islands                  $***
------------------------------------------------      -----------------------------------------------------------------
354     Iceland                    $***               596             Martinique                       $***
------------------------------------------------      -----------------------------------------------------------------
91      India                      $***               222             Mauritania                       $***
------------------------------------------------      -----------------------------------------------------------------
62      Indonesia                  $***               230             Mauritius                        $***
------------------------------------------------      -----------------------------------------------------------------
871     Inmarsat (AOR)             $***               269             Mayotte (Comoros)                $***
------------------------------------------------      -----------------------------------------------------------------
873     Inmarsat (IOR)             $***               691             Micronesia                       $***
------------------------------------------------      -----------------------------------------------------------------
872     Inmarsat (POR)             $***               373             Moldava                          $***
------------------------------------------------      -----------------------------------------------------------------
874     Inmarsat (WAT)             $***               377             Monaco                           $***
------------------------------------------------      -----------------------------------------------------------------
98      Iran                       $***               976             Mongolia                         $***
------------------------------------------------      -----------------------------------------------------------------
964     Iraq                       $***               902             Montserrat                       $***
------------------------------------------------      -----------------------------------------------------------------
353     Ireland                    $***               212             Morocco                          $***
------------------------------------------------      -----------------------------------------------------------------
972     Israel                     $***               258             Mozambique                       $***
------------------------------------------------      -----------------------------------------------------------------
39      Italy                      $***               264             Namibia                          $***
------------------------------------------------      -----------------------------------------------------------------
225     Ivory Coast (Cote'         $***               674             Nauru                            $***
        D'Ivoire)
------------------------------------------------      -----------------------------------------------------------------
901     Jamaica                    $***               977             Nepal                            $***
------------------------------------------------      -----------------------------------------------------------------
81      Japan                      $***               599             Netherland Antilles              $***
------------------------------------------------      -----------------------------------------------------------------
962     Jordan                     $***               31              Netherlands                      $***
------------------------------------------------      -----------------------------------------------------------------
7       Kazakhstan                 $***               903             Nevis                            $***
------------------------------------------------      -----------------------------------------------------------------
254     Kenya                      $***               687             New Caledonia                    $***
------------------------------------------------      -----------------------------------------------------------------
686     Kiribati                   $***               64              New Zealand                      $***
------------------------------------------------      -----------------------------------------------------------------
850     Korea (North)              $***               505             Nicaragua                        $***
------------------------------------------------      -----------------------------------------------------------------
82      Korea (South)              $***               227             Niger Republic                   $***
------------------------------------------------      -----------------------------------------------------------------
965     Kuwait                     $***               234             Nigeria                          $***
------------------------------------------------      -----------------------------------------------------------------
996     Kyrgyzstan                 $***               683             Niue Island                      $***
------------------------------------------------      -----------------------------------------------------------------
856     Laos                       $***               672             Norfolk Island                   $***
------------------------------------------------      -----------------------------------------------------------------
371     Latvia                     $***               47              Norway                           $***
------------------------------------------------      -----------------------------------------------------------------

             BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                                53                         Initials  ____

                                                                    Exhibit I(a)
                                                                    Page 3 of 4

                     NATIONAL ORIGINATION SERVICE (NOS)
                          DEDICATED INTERNATIONAL

                             Customer Specific

------------------------------------------------      -----------------------------------------------------------------
968     Oman                       $***               268             Swaziland                        $***
------------------------------------------------      -----------------------------------------------------------------
92      Pakistan                   $***               46              Sweden                           $***
------------------------------------------------      -----------------------------------------------------------------
680     Palau Republic             $***               41              Switzerland                      $***
------------------------------------------------      -----------------------------------------------------------------
507     Panama                     $***               963             Syria                            $***
------------------------------------------------      -----------------------------------------------------------------
675     Papua New Guinea           $***               886             Taiwan                           $***
------------------------------------------------      -----------------------------------------------------------------
595     Paraguay                   $***               992             Tajikistan                       $***
------------------------------------------------      -----------------------------------------------------------------
51      Peru                       $***               255             Tanzania                         $***
------------------------------------------------      -----------------------------------------------------------------
63      Phillippines               $***               66              Thailand                         $***
------------------------------------------------      -----------------------------------------------------------------
48      Poland                     $***               228             Togo                             $***
------------------------------------------------      -----------------------------------------------------------------
351     Portugal                   $***               676             Tonga                            $***
------------------------------------------------      -----------------------------------------------------------------
974     Qatar                      $***               907             Trinidad/Tobago                  $***
------------------------------------------------      -----------------------------------------------------------------
262     Reunion Island             $***               216             Tunisia                          $***
------------------------------------------------      -----------------------------------------------------------------
40      Romania                    $***               90              Turkey                           $***
------------------------------------------------      -----------------------------------------------------------------
7       Russia                     $***               993             Turkmenistan                     $***
------------------------------------------------      -----------------------------------------------------------------
250     Rwanda                     $***               908             Turks/Caicos Islands             $***
------------------------------------------------      -----------------------------------------------------------------
670     Saipan                     $***               688             Tuvalu                           $***
------------------------------------------------      -----------------------------------------------------------------
378     San Marino                 $***               256             Uganda                           $***
------------------------------------------------      -----------------------------------------------------------------
239     Sao Tome                   $***               380             Ukraine                          $***
------------------------------------------------      -----------------------------------------------------------------
966     Saudi Arabia               $***               971             United Arab Emirates             $***
------------------------------------------------      -----------------------------------------------------------------
221     Senegal                    $***               44              United Kingdom                   $***
------------------------------------------------      -----------------------------------------------------------------
248     Seychelles Island          $***               598             Uruguay                          $***
------------------------------------------------      -----------------------------------------------------------------
232     Siera Leone                $***               998             Uzbekistan                       $***
------------------------------------------------      -----------------------------------------------------------------
65      Singapore                  $***               678             Vanuatu/New Hebridi              $***
------------------------------------------------      -----------------------------------------------------------------
421     Slovak                     $***               379             Vatican City                     $***
------------------------------------------------      -----------------------------------------------------------------
386     Slovenia                   $***               58              Venezuela                        $***
------------------------------------------------      -----------------------------------------------------------------
677     Solomon Islands            $***               84              Vietnam                          $***
------------------------------------------------      -----------------------------------------------------------------
252     Somalia                    $***               681             Wallis/Futuna                    $***
------------------------------------------------      -----------------------------------------------------------------
27      South Africa               $***               685             Western Samoa                    $***
------------------------------------------------      -----------------------------------------------------------------
34      Spain                      $***               967             Yemen Arab                       $***
------------------------------------------------      -----------------------------------------------------------------
94      Sri Lanka                  $***               381             Yugoslavia/Serbia                $***
------------------------------------------------      -----------------------------------------------------------------
290     St. Helena                 $***               243             Zaire                            $***
------------------------------------------------      -----------------------------------------------------------------
904     St. Kitts                  $***               260             Zambia                           $***
------------------------------------------------      -----------------------------------------------------------------
905     St. Lucia                  $***               259             Zanzibar                         $***
------------------------------------------------      -----------------------------------------------------------------
508     St. Pierre                 $***               263             Zimbabwe                         $***
------------------------------------------------      -----------------------------------------------------------------
906     St. Vincent                $***
------------------------------------------------
249     Sudan                      $***
------------------------------------------------
597     Suriname                   $***
------------------------------------------------

           BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                                54                         Initials  ____

                                                                    Exhibit I(a)
                                                                     Page 4 of 4

                        NATIONAL ORIGINATION SERVICE (NOS)
                             DEDICATED INTERNATIONAL

                                Customer Specific

-------------- -------------------------------------------- --------------- --------------
    CODE       COUNTRY                                           Peak         Off-Peak
                                                                 RPM             RPM
-------------- -------------------------------------------- --------------- --------------
     521       MEXICO 1                                          $***           $***
-------------- -------------------------------------------- --------------- --------------
     522       MEXICO 2                                          $***           $***
-------------- -------------------------------------------- --------------- --------------
     523       MEXICO 3                                          $***           $***
-------------- -------------------------------------------- --------------- --------------
     524       MEXICO 4                                          $***           $***
-------------- -------------------------------------------- --------------- --------------
     525       MEXICO 5                                          $***           $***
-------------- -------------------------------------------- --------------- --------------
     526       MEXICO 6                                          $***           $***
-------------- -------------------------------------------- --------------- --------------
     527       MEXICO 7                                          $***           $***
-------------- -------------------------------------------- --------------- --------------
     528       MEXICO 8                                          $***           $***
-------------- -------------------------------------------- --------------- --------------

---------- ------------------------------ -----------------
ALL        CANADA                         $***
---------- ------------------------------ -----------------

            BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                                55                         Initials  ____

                                                                 Exhibit J
                                                                Page 1 of 5

                                  FRONTIER INTERLINK
                            CALLING CARD SERVICES SCHEDULE

I.       CALLING CARD SERVICE FEATURES

         Frontier InterLink consists of a customized program for the Calling Card Services including a RMBI unique 800 gateway number and specially recorded voice and operator scripting as further described below.

         1. This Service consists of 800 Number access, full-featured calling card service, providing both automated and manual processing of calls.

         2. Platform provides capability for customized messages and dialing instructions.

         3. 10 digit and 14 digit Code lengths are available allowing for adaptation of line-based numbers; i.e., End-User's 10-digit telephone number plus a 4-digit PIN. Codes are assigned and maintained by RMBI. The system will edit for duplicate number requests.

         4.       International Calling Capability:

                  A. Unless restrictions are placed by RMBI, calls may be terminated to all international countries serviced by Frontier.

                  B. International origination capability is provided from many countries. System access is provided from shared toll free access numbers. Currently, Frontier supports international origination service from 60 countries (see attached country service list).

                  C. Call termination restrictions may be defined by RMBI on a global 800 Number basis or on a Code specific basis. International call blocking is provided on a country code basis. Allowing domestic 809 termination while blocking international 809 calls is available.

        5.        Basic Features:

         CALL RE-ORIGINATION: Originate multiple calls and use multiple features without re-dialing 800 number or Code by pressing the "#" key for 2 to 3 seconds. A bong tone will be provided followed by a voice prompt allowing the caller to either make a call or choose another feature option.

         PERSONAL SPEED DIALING: After the 800 access number and the Code have been entered, the caller may select the Speed Dial option to quickly reach up to nine pre-programmed telephone numbers. Both personal and group speed dial numbers may be established and are changeable by the End-User.

         ACCOUNTING CODES: Account codes are available allowing End-Users to track call activity per user. The account code is entered after the Code. Account codes may be either "validated" allowing call completion only on select digits, or they may be "non-validated" in which any combination of digits will be accepted. Account codes may be from 2 to 4 digits in length. Account code parameters are definable on a per Code basis. Assignment and management of account codes is handled via the order entry systems.

         3/17/96                                                   Initials ____

                                                                    Exhibit J
                                                                    Page 2 of 5

        6.        Ancillary Services:

         AUDIOTEXT - INFORMATION SERVICES: Provides easy access to latest news, weather, sports, financial news, and fun features, such as soap opera updates, horoscopes, TV listings and the "joke-of-the-day".

         CONFERENCE CALLING SERVICES: An operator contacts each participant to join the call. Option for two-way (talk and listen) or listen only. "Roll-call" is an optional feature of operator-assisted conferencing. Cardholder is billed for all usage associated with the conference call.

         DIRECTORY ASSISTANCE: Operator scripting will be under RMBI's brand name. Once the desired number is located and communicated to the caller, the operator will offer to complete the call.

         VOICE MAIL SERVICES: Voice-prompted interactive system providing capability to leave and make messages for other mailbox End-Users from a personalized voice mailbox. An optional "direct-in" 800 number may be provided giving callers capability to leave a voice mail message in the End-User's voice mail box.

         VOICE MESSAGE DELIVERY: Enables an End-User to record a message and have it delivered to any domestic telephone. Allows End-User to personalize the message. Call delivery attempts are made in 15 minute increments with a maximum of 8 delivery attempts. Delivery of message may be delayed up to 96 hours. Messages may be up to 3 minutes in length. Activation of the Message Delivery feature must be initiated by the End-User.

         Additional features may be added and features may be modified or canceled upon written notice to RMBI.

III.     CALLING CARD SUPPORT

         1. Required communications hardware and software at RMBI's locations are the responsibility of RMBI. RMBI is also responsible for making sure its equipment and facilities are compatible with Frontier's. As the Frontier systems for calling card activation, maintenance and call detail are not integrated with the order entry systems for 1+ and 800 services, it may be necessary for RMBI to utilize two different data entry systems to transmit calling card orders to Frontier.

         2. Branding\Scripting: Branding may be provided in the name of RMBI. Standard system scripts are provided. If RMBI desires, scripts may be customized at the rates set out in the pricing schedules.

         3. Order Entry: Orders are submitted at RMBI's expense to Frontier in a batch mode via use of Frontier's Bulletin Board System which is accessed via an 800 Number. Batch file updates are processed by Frontier twice each Business Day. Record layout formats are attached.

         4. Card Production: RMBI is responsible for card production and distribution.

         3/17/96                                                   Initials ____

                                                                     Exhibit J
                                                                     Page 3 of 5

         5. End-User Customer Service: Callers reaching a Frontier operator for customer service related questions (i.e., credit requests, rate quotes, etc.) will at Frontier's option either be given an 800/888 number to reach the RMBI's appropriate regional customer service department or will be directly transferred to RMBI. Applicable operator and usage charges will be charged to the RMBI for this call activity. RMBI shall provide Frontier with a list of RMBI's regional customer service 800 numbers, and timely update the same as necessary, for this call activity.

         6. Change Code Service: RMBI may, during the hours and via the procedures established by Frontier, verbally request activation or cancellation of a Code. Upon receipt of such a request and provided RMBI has all the necessary information, Frontier will use reasonable efforts to add or cancel a Code. RMBI shall be solely responsible for End-User claims resulting from this verbal request, as well as confirmation of the Code activation/cancellation within five (5) Business Days after the verbal request via a batch file.

         7.       Fraud Monitoring:

                  A. Standard fraud monitoring parameters are currently set as follows (and may be modified by Frontier): usage exceeds 4 hours on a single domestic call (2 hours international on a single call) in a 24 hour period, or when a Code has more than 50 completed call attempts in a 24 hour period, whichever occurs first. Further, flag thresholds may be set at RMBI's request on a Code-by-Code basis to assist in the detection and shut-down of fraud activity. For example: set a flag on the number of calls or minutes in a 24 hour period; specify originating or terminating numbers for monitoring; set parameters on the length of a single call, or total minutes of usage of the Code.

                  B. When the monitoring parameters are exceeded, Frontier will promptly notify RMBI of such fact. If RMBI cannot be notified, Frontier may restrict the use of a Code if Frontier determines there is a sufficient risk of fraudulent use.

                  C. If the monitoring parameters are exceeded for a Code and Frontier fails to provide RMBI with prompt notice thereof, and RMBI has otherwise complied with Frontier's recommended Code security procedures, RMBI is eligible for a credit for usage charges on such Code determined by Frontier to have been fraudulent.

                  D. Except as otherwise covered under C. above, RMBI is liable for all charges with respect to fraudulent use of a Code.

         8. Operator Assistance: Frontier will provide live operator assistance as a default if an End-User fails to correctly respond to system prompts twice in succession. Operator assistance can also be accessed by End-Users at any time by dialing zero.





         3/17/96                                                   Initials ____

                                                                   Exhibit J
                                                                 Page 4 of 5

IV.      RATES & CHARGES

         1. Set-up Fee: There is an initial service set-up fee of $***vided RMBI is not default, the set-up fee is credited to RMBI in the first billing cycle in which RMBI has more than $*** in Calling Card Services usage.

         2. RMBI shall be charged for the Calling Card Services at the rates set out in the attached pricing schedule(s). Unless otherwise stated, calls are measured in 6 second increments after a 30 second minimum.















         3/17/96                                                   Initials ____

                             INTERLINK CALLING CARD

                                 Ancillary Fees



          MANUAL TREATMENT RATES                            FRONTIER
         (NOT ELIGIBLE FOR VOLUME DISCOUNTS)                  RATE              INCREMENT
         Manual-completion surcharge                          $***               Per Call

         International Calls (allows for calls from
         Rotary-dial telephones)                              $***               Per Call

         Dialing Instructions (only applies if call
         Completed plus appropriate rate per minute)          $***               Per Call

         Customer Service Transfer (only applies if
         Call completed plus appropriate rate per minute)     $***               Per Call


         ENHANCED FEATURES RATES                              FRONTIER           INCREMENT       MINIMUM/
                                                                RATE                             ROUNDING

         Account Codes (non-validated added surcharge)           N/C

         Speed Dialing (personal and group)                      N/C

         Audiotext                                              $***            Per Minute         60/60

         Voice Mail (applies when leaving and reviewing
         Messages)

                  Individual, Group or Guest (per minute)       $***            Per Minute         30/30
                  Optional Direct-in 800 Number (per month,
                    Not eligible for volume discounts)          $***            Per Month
         Conference Calling                                     $***            Per Minute         60/60

                  Operator Assistance Surcharge                 $***            Per Caller
         Voice Message Deliver (recording of message up
                  To 3 minutes)                                 $***            Per Minute         60/60

                  Deliver Message                               $***            Per Minute         60/60
         Director Assistance (Domestic & Canadian)

                  Per Look-up (if call completed,
                  Appropriate rate per minute applies)          $***             Per Call
         Cash Guard                                             $***            Per Minute         30/6

         CUSTOMIZED CASH GUARD RATES                             FEE

         Initial Loading of Rates                               $***

         Rate Modifications                                     $***




         3/17/96                                                   Initials ____

                                                                    Exhibit J(a)
                                                                    Page 1 of 1

                                  INTERLINK CALLING CARD SERVICES

               RMBI SHALL RECEIVE THE RATES WHICH CORRESPOND TO THE $*** LEVEL.


DOMESTIC RATE STRUCTURE (CALLS ORIGINATING AND TERMINATING IN THE CONTINENTAL U.S.)
-----------------------------------------------------------------------------------------------------
Commitment, or           $***              $***              $***              $***              $***
Billed Minutes

Rate                     $***              $***              $***              $***              $***
-----------------------------------------------------------------------------------------------------


OFF-SHORE         $*** to Alaska, Hawaii, USVI/PR)
                  $*** from Alaska, Hawaii, USVI/PR)

ADDITIONAL TERMS & CONDITIONS:
*Billing Increments:  30 second initial/6second additional.
*Installation charges of $*** credited back in first month in which $*** of card usage reached.


*Account dollar commitment level and subsequent interstate minute of use discounts are based on aggregate minute based usage services excluding operator services. All usage must be billed off of the same Frontier billing platform and billed in the same invoice cycle.


         3/17/96                                                   Initials ____

                                                        Exhibit J(b)
                                                         Page 1 of 2

                                   INTERLINK ORIGINATING INTERNATIONAL SERVICE

ORIGINATING INTERNATIONAL, TERMATING DOMESTIC


-------------------------------------------------------------------------------------------------------------------------------
                 ORIGINATTING        RATE      PRIMARY FREEPHONE NUMBER  SECONDARY FREEPHONE NUMBER     TERTIARY FREEPHONE
     CC             COUNTRY                                                                                   NUMBER

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     376       Andorra               $***            0800-9-1-608               0800-9-1-806                     0800-9-6-208
-------------------------------------------------------------------------------------------------------------------------------
     61        Australia             $***           1-800-50-4065               1-800-12-2592
-------------------------------------------------------------------------------------------------------------------------------
     43        Austria               $***             0660311675
-------------------------------------------------------------------------------------------------------------------------------
     351       Azores                $***             0501-19701                 0501-12334
-------------------------------------------------------------------------------------------------------------------------------
     809       Bahamas               $***           1-800-306-0264             1-800-306-0259
-------------------------------------------------------------------------------------------------------------------------------
     809       Barbados              $***           1-800-5340164               1-800-5342530
-------------------------------------------------------------------------------------------------------------------------------
     32        Belgium               $***             0800-73341                 0800-16071
-------------------------------------------------------------------------------------------------------------------------------
     809       Bermuda               $***            1-8004248942
-------------------------------------------------------------------------------------------------------------------------------
     55        Brazil                $***         00081-5-620-12852            0081-4-550-2816
-------------------------------------------------------------------------------------------------------------------------------
  All Area     CANADA                $***                 Same as Domestic Access Number
    Codes
-------------------------------------------------------------------------------------------------------------------------------
     56        Chile                 $***               800530032                123-0-020-4020
-------------------------------------------------------------------------------------------------------------------------------
     86        China                 $***            10-800-3068015              10-800-3068020
-------------------------------------------------------------------------------------------------------------------------------
     57        Colombia              $***              9801-52317                 9801-52318
-------------------------------------------------------------------------------------------------------------------------------
     506       Costa Rica            $***             0800-012-0567
-------------------------------------------------------------------------------------------------------------------------------
     357       Cyprus                $***              080-9-7730                  080-9-7731
-------------------------------------------------------------------------------------------------------------------------------
     45        Denmark               $***               8088-1119                  8001-7765
-------------------------------------------------------------------------------------------------------------------------------
     809       Dominican             $***             1-800-7514170              1-800-7516825
               Republic
-------------------------------------------------------------------------------------------------------------------------------
     298       Faeroe Islands        $***               8088-1119                  8001-7765
-------------------------------------------------------------------------------------------------------------------------------
     679       Fiji Islands          $***               0800-7015                  0800-7016
-------------------------------------------------------------------------------------------------------------------------------
     358       Finland               $***             0-800-1-15585              0-800-1-11948
-------------------------------------------------------------------------------------------------------------------------------
     33        France                $***             0800-901-608                0800-901-806                   0800-906-208
-------------------------------------------------------------------------------------------------------------------------------
     49        German                $***             0130-8-15306                0130-8-13309
-------------------------------------------------------------------------------------------------------------------------------
     30        Greece                $***           00800106002012894            00800-12-3137
-------------------------------------------------------------------------------------------------------------------------------
     299       Greenland             $***               8088-1119                  8001-7765
-------------------------------------------------------------------------------------------------------------------------------
     671       Guam                  $***             1-800-6713032              1-800-5073037
-------------------------------------------------------------------------------------------------------------------------------
     852       Hong Kong             $***              800-933626                  800-933151
-------------------------------------------------------------------------------------------------------------------------------
     36        Hungary               $***             00-800-11555                00-800-12076
-------------------------------------------------------------------------------------------------------------------------------
     62        Indonesia             $***            008-800-105-028            001-800-011-0764
-------------------------------------------------------------------------------------------------------------------------------
     353       Ireland               $***             1-800-55-0579              1-800-55-7494
-------------------------------------------------------------------------------------------------------------------------------
     972       Israel                $***             177-105-0044                177-150-2160
-------------------------------------------------------------------------------------------------------------------------------
     39        Italy                 $***              167-8-73786                167-8-73787                     167-8-74604
-------------------------------------------------------------------------------------------------------------------------------
     809       Jamaica               $***             1-800-4553638              1-800-7643266
-------------------------------------------------------------------------------------------------------------------------------
     81        Japan                 $***             0031-1-62113                0031-1-24194
-------------------------------------------------------------------------------------------------------------------------------
     82        Korea                 $***             0038-14-0052              0078-14-800-0934
-------------------------------------------------------------------------------------------------------------------------------
     41        Lichtenstein          $***             0800-89-7155                0800-89-8934
-------------------------------------------------------------------------------------------------------------------------------
     352       Luxembourg            $***               0800-6675                  0800-6674
-------------------------------------------------------------------------------------------------------------------------------
     60        Malaysia              $***             1-800-80-8144              1-800-80-4298
-------------------------------------------------------------------------------------------------------------------------------
     692       Marshall Islands      $***             1-800-4249375
-------------------------------------------------------------------------------------------------------------------------------
 All Service   Mexico                $***             0018006894340              0012009169356
    Areas
-------------------------------------------------------------------------------------------------------------------------------
     33        Monaco                $***             0800-9-1-608                0800-9-1-806                   0800-9-6-208
-------------------------------------------------------------------------------------------------------------------------------

                       BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

         3/17/96                                                   Initials
                                                                            ----

                                                                   Exhibit J(b)
                                                                   Page 2 of 2

                                    INTERLINK ORIGINATING INTERNATIONAL SERVICE

ORIGINATING INTERNATIONAL, TERMATING DOMESTIC

-------------------------------------------------------------------------------------------------------------------------------
     31        Netherlands           $***              08000226591                08000226527
-------------------------------------------------------------------------------------------------------------------------------
     599       Netherlands           $***           001-800-689-5760
               Antilles
-------------------------------------------------------------------------------------------------------------------------------
     64        New Zealand           $***              0800-444750                0800-447583
-------------------------------------------------------------------------------------------------------------------------------
     505       Nicaragua             $***           001-800-220-1096
-------------------------------------------------------------------------------------------------------------------------------
     47        Norway                $***               800-12160                  800-16184
-------------------------------------------------------------------------------------------------------------------------------
     507       Panama                $***           001-800-507-0695            001-800-507-0696
-------------------------------------------------------------------------------------------------------------------------------
     63        Philippines           $***         102-7-1-800-120-0400        102-7-1-800-120-0401
-------------------------------------------------------------------------------------------------------------------------------
     48        Poland                $***            00-800-1112-241
-------------------------------------------------------------------------------------------------------------------------------
     351       Portugal              $***              0501-19701                  0501-12334
-------------------------------------------------------------------------------------------------------------------------------
     809       St. Kitts             $***            1-800-744-9133              1-800-744-9134
-------------------------------------------------------------------------------------------------------------------------------
     809       St. Vincent           $***            1-800-326-4230
-------------------------------------------------------------------------------------------------------------------------------
     39        San Marino            $***              167-8-73786                167-8-73787                     167-8-74604
-------------------------------------------------------------------------------------------------------------------------------
     65        Singapore             $***              800-1011074                800-1201180
-------------------------------------------------------------------------------------------------------------------------------
     27        South Africa          $***             080-09-94859                080-09-97791
-------------------------------------------------------------------------------------------------------------------------------
     34        Spain                 $***               900961470
-------------------------------------------------------------------------------------------------------------------------------
     46        Sweden                $***              ###-##-####
-------------------------------------------------------------------------------------------------------------------------------
     41        Switzerland           $***             0800-89-7155                0800-89-8934
-------------------------------------------------------------------------------------------------------------------------------
     886       Taiwan                $***             0080-12-6185                0080-13-8888
-------------------------------------------------------------------------------------------------------------------------------
     66        Thailand             $1.800         001-800-12-066-2365        001-800-12-066-2492
-------------------------------------------------------------------------------------------------------------------------------
     809       Trinidad & Tobago     $***             1-8002012978                1-8008376602
-------------------------------------------------------------------------------------------------------------------------------
     90        Turkey                $***            00-800-151-0364            00-800-151-0468
-------------------------------------------------------------------------------------------------------------------------------
     44        United Kingdom        $***              0800-962231
-------------------------------------------------------------------------------------------------------------------------------
     598       Uraguay               $***           000-413-598-0829            000-413-598-0830
-------------------------------------------------------------------------------------------------------------------------------
     379       Vatican City          $***              167-8-73786                167-8-73787                     167-8-74604
-------------------------------------------------------------------------------------------------------------------------------
     58        Venezuela             $***               8001-3656
-------------------------------------------------------------------------------------------------------------------------------

                      BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

         3/17/96                                                   Initials ____

                                                                    Exhibit J(c)
                                                                     Page 1 of 4

                                      INTERLINK TERMINATING INTERNATIONAL SERVICE

                                                   Customer Specific
-------------------------------------------------------   ----------------------------------------------------------------
                                            Rate Per                                                          Rate Per
   CODE                COUNTRY               Minute            CODE                   COUNTRY                  Minute
-------------------------------------------------------   ----------------------------------------------------------------
93          Afganistan                     $***           238             Cape Verde                       $***
-------------------------------------------------------   ----------------------------------------------------------------
355         Albania                        $***           897             Cayman Islands                   $***
-------------------------------------------------------   ----------------------------------------------------------------
213         Algeria                        $***           236             Central Africa                   $***
-------------------------------------------------------   ----------------------------------------------------------------
684         Amer Somoa                     $***           235             Chad                             $***
-------------------------------------------------------   ----------------------------------------------------------------
376         Andorra                        $***           56              Chile                            $***
-------------------------------------------------------   ----------------------------------------------------------------
244         Angola                         $***           86              China Prc                        $***
-------------------------------------------------------   ----------------------------------------------------------------
891         Anguilla                       $***           672             Christmas Island                 $***
-------------------------------------------------------   ----------------------------------------------------------------
672         Antarctica - Casey             $***           61              Cocos-Kelling Island             $***
-------------------------------------------------------   ----------------------------------------------------------------
672         Antarctica - Scott             $***           57              Columbia                         $***
-------------------------------------------------------   ----------------------------------------------------------------
892         Antigua                        $***           242             Congo                            $***
-------------------------------------------------------   ----------------------------------------------------------------
54          Argentina                      $***           682             Cook Island                      $***
-------------------------------------------------------   ----------------------------------------------------------------
374         Armenia                        $***           506             Costa Rica                       $***
-------------------------------------------------------   ----------------------------------------------------------------
297         Aruba                          $***           385             Croatia                          $***
-------------------------------------------------------   ----------------------------------------------------------------
247         Ascension Islands              $***           53              Cuba                             $***
-------------------------------------------------------   ----------------------------------------------------------------
61          Australia                      $***           357             Cyprus                           $***
-------------------------------------------------------   ----------------------------------------------------------------
43          Austria                        $***           420             Czech                            $***
-------------------------------------------------------   ----------------------------------------------------------------
994         Azerbaijan                     $***           45              Denmark                          $***
-------------------------------------------------------   ----------------------------------------------------------------
893         Bahamas                        $***           246             Diego Garcia                     $***
-------------------------------------------------------   ----------------------------------------------------------------
973         Bahrain                        $***           253             Djibouti                         $***
-------------------------------------------------------   ----------------------------------------------------------------
880         Bangladesh                     $***           898             Dominica                         $***
-------------------------------------------------------   ----------------------------------------------------------------
894         Barbados                       $***           899             Dominican Republic               $***
-------------------------------------------------------   ----------------------------------------------------------------
375         Belarus                        $***           593             Ecuador                          $***
-------------------------------------------------------   ----------------------------------------------------------------
32          Belgium                        $***           20              Egypt                            $***
-------------------------------------------------------   ----------------------------------------------------------------
501         Belize                         $***           503             El Salvador                      $***
-------------------------------------------------------   ----------------------------------------------------------------
229         Benin                          $***           240             Equatorial Guinea                $***
-------------------------------------------------------   ----------------------------------------------------------------
895         Bermuda                        $***           291             Eritrea                          $***
-------------------------------------------------------   ----------------------------------------------------------------
975         Bhutan                         $***           372             Estonia                          $***
-------------------------------------------------------   ----------------------------------------------------------------
591         Bolivia                        $***           251             Ethiopia                         $***
-------------------------------------------------------   ----------------------------------------------------------------
387         Bosnia & Herzegovina           $***           298             Faeroe Islands                   $***
-------------------------------------------------------   ----------------------------------------------------------------
267         Botswana                       $***           500             Falkland Islands                 $***
-------------------------------------------------------   ----------------------------------------------------------------
55          Brazil                         $***           679             Fiji Island                      $***
-------------------------------------------------------   ----------------------------------------------------------------
896         British Virgin Islands         $***           358             Finland                          $***
-------------------------------------------------------   ----------------------------------------------------------------
673         Brunei                         $***           33              France                           $***
-------------------------------------------------------   ----------------------------------------------------------------
359         Bulgaria                       $***           594             French Guiana                    $***
-------------------------------------------------------   ----------------------------------------------------------------
226         Burkino Faso                   $***           689             French Polynesia                 $***
-------------------------------------------------------   ----------------------------------------------------------------
95          Burma/Myanmar                  $***           241             Gabon                            $***
-------------------------------------------------------   ----------------------------------------------------------------
257         Burundi                        $***           220             Gambia                           $***
-------------------------------------------------------   ----------------------------------------------------------------
855         Cambodia                       $***           995             Georgia                          $***
-------------------------------------------------------   ----------------------------------------------------------------
237         Cameroon                       $***           49              Germany                          $***
-------------------------------------------------------   ----------------------------------------------------------------
34          Canary Island                  $***           233             Ghana                            $***
-------------------------------------------------------   ----------------------------------------------------------------

                               BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                               64                        Initials _______

                                                                                              Exhibit J(c)
                                                                                               Page 2 of 4

                                      INTERLINK TERMINATING INTERNATIONAL SERVICE

                                                   Customer Specific
-------------------------------------------------------   ----------------------------------------------------------------
350         Gibraltar                      $***           961             Lebanon                          $***
-------------------------------------------------------   ----------------------------------------------------------------
686         Gilbert Island                 $***           266             Lesotho                          $***
-------------------------------------------------------   ----------------------------------------------------------------
30          Greece                         $***           231             Liberia                          $***
-------------------------------------------------------   ----------------------------------------------------------------
299         Greenland                      $***           218             Libya                            $***
-------------------------------------------------------   ----------------------------------------------------------------
900         Grenada                        $***           41              Liechtenstein                    $***
-------------------------------------------------------   ----------------------------------------------------------------
590         Guadeloupe                     $***           370             Lithuania                        $***
-------------------------------------------------------   ----------------------------------------------------------------
671         Guam                           $***           352             Luxembourg                       $***
-------------------------------------------------------   ----------------------------------------------------------------
53          Guantanamo Bay                 $***           853             Macao                            $***
-------------------------------------------------------   ----------------------------------------------------------------
502         Guatemala                      $***           389             Macedonia                        $***
-------------------------------------------------------   ----------------------------------------------------------------
224         Guinea                         $***           261             Madagascar                       $***
-------------------------------------------------------   ----------------------------------------------------------------
245         Guinea Bissau                  $***           265             Malawi                           $***
-------------------------------------------------------   ----------------------------------------------------------------
592         Guyana                         $***           60              Malaysia                         $***
-------------------------------------------------------   ----------------------------------------------------------------
509         Haiti                          $***           960             Maldives                         $***
-------------------------------------------------------   ----------------------------------------------------------------
504         Honduras                       $***           223             Mali Republic                    $***
-------------------------------------------------------   ----------------------------------------------------------------
852         Hong Kong, China               $***           356             Malta                            $***
-------------------------------------------------------   ----------------------------------------------------------------
36          Hungary                        $***           692             Marshal Islands                  $***
-------------------------------------------------------   ----------------------------------------------------------------
354         Iceland                        $***           596             Martinique                       $***
-------------------------------------------------------   ----------------------------------------------------------------
91          India                          $***           222             Mauritania                       $***
-------------------------------------------------------   ----------------------------------------------------------------
62          Indonesia                      $***           230             Mauritius                        $***
-------------------------------------------------------   ----------------------------------------------------------------
871         Inmarsat (AOR)                 $***           269             Mayotte (Comoros)                $***
-------------------------------------------------------   ----------------------------------------------------------------
873         Inmarsat (IOR)                 $***           691             Micronesia                       $***
-------------------------------------------------------   ----------------------------------------------------------------
872         Inmarsat (POR)                 $***           373             Moldava                          $***
-------------------------------------------------------   ----------------------------------------------------------------
874         Inmarsat (WAT)                 $***           377             Monaco                           $***
-------------------------------------------------------   ----------------------------------------------------------------
98          Iran                           $***           976             Mongolia                         $***
-------------------------------------------------------   ----------------------------------------------------------------
964         Iraq                           $***           903             Montserrat                       $***
-------------------------------------------------------   ----------------------------------------------------------------
353         Ireland                        $***           212             Morocco                          $***
-------------------------------------------------------   ----------------------------------------------------------------
972         Israel                         $***           258             Mozambique                       $***
-------------------------------------------------------   ----------------------------------------------------------------
39          Italy                          $***           264             Namibia                          $***
-------------------------------------------------------   ----------------------------------------------------------------
225         Ivory Coast (Cote' D'Ivoire)   $***           674             Nauru                            $***
-------------------------------------------------------   ----------------------------------------------------------------
901         Jamaica                        $***           977             Nepal                            $***
-------------------------------------------------------   ----------------------------------------------------------------
81          Japan                          $***           599             Netherland Antilles              $***
-------------------------------------------------------   ----------------------------------------------------------------
962         Jordan                         $***           31              Netherlands                      $***
-------------------------------------------------------   ----------------------------------------------------------------
7           Kazakhstan                     $***           903             Nevis                            $***
-------------------------------------------------------   ----------------------------------------------------------------
254         Kenya                          $***           687             New Caledonia                    $***
-------------------------------------------------------   ----------------------------------------------------------------
686         Kiribati                       $***           64              New Zealand                      $***
-------------------------------------------------------   ----------------------------------------------------------------
850         Korea (North)                  $***           505             Nicaragua                        $***
-------------------------------------------------------   ----------------------------------------------------------------
82          Korea (South)                  $***           227             Niger Republic                   $***
-------------------------------------------------------   ----------------------------------------------------------------
965         Kuwait                         $***           234             Nigeria                          $***
-------------------------------------------------------   ----------------------------------------------------------------
7           Kyrgyzstan                     $***           683             Niue Island                      $***
-------------------------------------------------------   ----------------------------------------------------------------
856         Laos                           $***           672             Norfold Island                   $***
-------------------------------------------------------   ----------------------------------------------------------------
371         Latvia                         $***           47              Norway                           $***
-------------------------------------------------------   ----------------------------------------------------------------

                               BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                               65                        Initials _______

                                                                                              Exhibit J(c)
                                                                                               Page 3 of 4
                                      INTERLINK TERMINATING INTERNATIONAL SERVICE

                                                   Customer Specific
-------------------------------------------------------   ----------------------------------------------------------------
968         Oman                           $***           268             Swaziland                        $***
-------------------------------------------------------   ----------------------------------------------------------------
92          Pakistant                      $***           46              Sweden                           $***
-------------------------------------------------------   ----------------------------------------------------------------
680         Palau Republic                 $***           41              Switzerland                      $***
-------------------------------------------------------   ----------------------------------------------------------------
507         Panama                         $***           963             Syria                            $***
-------------------------------------------------------   ----------------------------------------------------------------
675         Papua New Guinea               $***           886             Taiwan                           $***
-------------------------------------------------------   ----------------------------------------------------------------
595         Paraguay                       $***           7               Tajikistan                       $***
-------------------------------------------------------   ----------------------------------------------------------------
51          Peru                           $***           255             Tanzania                         $***
-------------------------------------------------------   ----------------------------------------------------------------
63          Philippines                    $***           66              Thailand                         $***
-------------------------------------------------------   ----------------------------------------------------------------
48          Poland                         $***           228             Togo                             $***
-------------------------------------------------------   ----------------------------------------------------------------
351         Portugal                       $***           676             Tonga                            $***
-------------------------------------------------------   ----------------------------------------------------------------
974         Qatar                          $***           907             Trinidad/Tobago                  $***
-------------------------------------------------------   ----------------------------------------------------------------
262         Reunion Island                 $***           216             Tunisia                          $***
-------------------------------------------------------   ----------------------------------------------------------------
40          Romania                        $***           90              Turkey                           $***
-------------------------------------------------------   ----------------------------------------------------------------
7           Russia                         $***           993             Turkmenistan                     $***
-------------------------------------------------------   ----------------------------------------------------------------
250         Rwanda                         $***           908             Turks/Caicos Islands             $***
-------------------------------------------------------   ----------------------------------------------------------------
670         Saipan                         $***           688             Tuvalu                           $***
-------------------------------------------------------   ----------------------------------------------------------------
378         San Marino                     $***           256             Uganda                           $***
-------------------------------------------------------   ----------------------------------------------------------------
239         Sao Tome                       $***           380             Ukraine                          $***
-------------------------------------------------------   ----------------------------------------------------------------
966         Saudi Arabia                   $***           971             United Arab Emirates             $***
-------------------------------------------------------   ----------------------------------------------------------------
221         Senegal                        $***           44              United Kingdom                   $***
-------------------------------------------------------   ----------------------------------------------------------------
248         Seychelles Island              $***           598             Uruguay                          $***
-------------------------------------------------------   ----------------------------------------------------------------
232         Siera Leone                    $***           999             Uzbekistan                       $***
-------------------------------------------------------   ----------------------------------------------------------------
65          Singapore                      $***           678             Vanatu/New Hebridi               $***
-------------------------------------------------------   ----------------------------------------------------------------
421         Slovak                         $***           379             Vatican City                     $***
-------------------------------------------------------   ----------------------------------------------------------------
386         Slovenia                       $***           58              Venezuela                        $***
-------------------------------------------------------   ----------------------------------------------------------------
677         Solomon Island(s)              $***           84              Vietnam                          $***
-------------------------------------------------------   ----------------------------------------------------------------
252         Somalia                        $***           681             Wallis/Futuna                    $***
-------------------------------------------------------   ----------------------------------------------------------------
27          South Africa                   $***           685             Western Samoa                    $***
-------------------------------------------------------   ----------------------------------------------------------------
34          Spain                          $***           967             Yemen Arab                       $***
-------------------------------------------------------   ----------------------------------------------------------------
94          Sri Lanka                      $***           381             Yugoslavia/Serbia                $***
-------------------------------------------------------   ----------------------------------------------------------------
290         St. Helena                     $***           243             Zaire                            $***
-------------------------------------------------------   ----------------------------------------------------------------
904         St. Kitts                      $***           260             Zambia                           $***
-------------------------------------------------------   ----------------------------------------------------------------
905         St. Lucia                      $***           259             Zanzibar                         $***
-------------------------------------------------------   ----------------------------------------------------------------
508         St. Pierre                     $***           263             Zimbabwe                         $***
-------------------------------------------------------   ----------------------------------------------------------------
906         St. Vincent                    $***
-------------------------------------------------------
249         Sudan                          $***
-------------------------------------------------------
597         Suriname                       $***
-------------------------------------------------------

                               BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                               66                        Initials _______

                                                                                              Exhibit J(c)
                                                                                               Page 4 of 4

                                      INTERLINK TERMINATING INTERNATIONAL SERVICE

                                                   Customer Specific

--------------------------------------------------------------------------------------------------
    CODE       COUNTRY                                Peak                      Off-Peak
                                                Rate Per Minute              Rate Per Minute
--------------------------------------------------------------------------------------------------
     521       MEXICO 1                               $***                        $***
--------------------------------------------------------------------------------------------------
     522       MEXICO 2                               $***                        $***
--------------------------------------------------------------------------------------------------
     523       MEXICO 3                               $***                        $***
--------------------------------------------------------------------------------------------------
     524       MEXICO 4                               $***                        $***
--------------------------------------------------------------------------------------------------
     525       MEXICO 5                               $***                        $***
--------------------------------------------------------------------------------------------------
     526       MEXICO 6                               $***                        $***
--------------------------------------------------------------------------------------------------
     527       MEXICO 7                               $***                        $***
--------------------------------------------------------------------------------------------------
     528       MEXICO 8                               $***                        $***
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
     ALL       CANADA                                 $***
-----------------------------------------------------------------------

                               BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND ADDITIONAL

3/17/98                               67                        Initials _______

                                                                      Exhibit K
                                                                    Page 1 of 2

                         800 PIN SERVICE SCHEDULE

Upon RMBI's request and payment of the set-up fee set out in Exhibit B for the 800 PIN Service, the 800 PIN Service will be available under the following terms and conditions. Provided RMBI is not in default, the set-up fee will be credited to the invoice for the Billing Cycle in which RMBI first has $*** in 800 PIN Service usage.

1. RMBI understands and agrees that due to the multiple end-user nature of the 800 PIN Service, PIN 800 Numbers are controlled by Frontier and are not transferable by RMBI or End-Users to another carrier. End-Users to whom a PIN 800 Number is assigned forfeit the right to use the PIN 800 Number when their 800 PIN Service is canceled. RMBI shall in writing inform End-Users assigned a PIN 800 Number of the conditions and limitations set forth above prior to or at the time of RMBI's sale of the 800 PIN Service.

2. When the 800 PIN Service is ordered by RMBI, Frontier will initially provide RMBI with 2 PIN 800 Numbers. At such time as all PIN 800 Numbers assigned to RMBI have at least 1,000 PIN Numbers assigned to each and either (I) each active PIN Number is averaging at least $*** in charges each month, or (ii) all active PIN Numbers aggregate at least $*** in charges each month, then upon the written request of RMBI, Frontier will provide an additional PIN 800 Number to RMBI.

3. Calls to a PIN 800 Number for which a PIN Number is not entered or for which an invalid PIN Number is entered are delivered by Frontier to RMBI's customer service center for handling. RMBI shall pay for such calls at the applicable rates set forth in the attached pricing schedule. Frontier may modify or cancel this procedure at any time upon written notice to RMBI.

4. RMBI shall pay the rates set out in the attached pricing schedules. Calls are measured in 6 second increments after an 18 second minimum.

3/17/98                                68                         Initials
                                                                           ----

                                                                      Exhibit K
                                                                    Page 2 of 2

                             800/888 P.I.N. SERVICE

     PURCHASER SHALL RECEIVE THE RATES WHICH CORRESPOND TO THE $250 LEVEL.

I.        DOMESTIC TERMINATION VIA DOMESTIC ORIGINATION

---------------------------------------------------------------------------------------------
Commitment, or             $***+         $***         $***            $***             $***
Billed Minutes                           RATE         RATE            RATE             RATE
                                         ----         ----            ----             ----
                                         $***         $***            $***             $***0
                           RATE
                           ----

Contiguous US

                           $***
---------------------------------------------------------------------------------------------


II.   OFFSHARE/CANADIAN TERMINATION VIA DOMESTIC ORIGINATION

              Alaska            $***
              Hawaii            $***
              USVI/PR           $***
              Canada            $***

III.  DOMESTIC OR OFFSHORE TERMINATION VIA OFFSHOARE/CANADIAN ORIGINATION

              Alaska            $***
              Hawaii            $***
              USVI/PR           $***
              Canada            $***

IV.   INTRASTATE & INTRA-CANADIAN CALLING

              Intra-Alaska      $***
              Intra-Hawaii      $***
              Intra-USVI/PR     $***
              Intra-Canada*     $***
              *Reseller is responsible for certification to complete
               intra-Canadian calls

     INTERNATIONAL TERMINATION

     Standard Link Calling Card International Rates Apply with the exception of Canada; the rate shown in Section II above for Canadian Termination via Domestic Origination will apply.

     BILLING INCREMENTS:  Domestic:  18 second initial/6 second increments
                          International:  30 second initial 6/second increments

     800 PIN MONTHLY REVENUE SUB-COMMITMENT: $*** COMMENCING WITH THE FOURTH FULL BILLING CYCLE FOLLOWING THE ASSIGNMENT OF THE FIRST PIN NUMBER. PURCHASER IS RESPONSIBLE FOR ANY MONTHLY USAGE SHORTFALL TO THE MINIMUM.

     INSTALLATION CHARGES OF $*** CREDITED BACK IN FIRST MONTH IN WHICH $*** OF CARD USAGE IS REACHED

    *Account dollar commitment level and subsequent Domestic minute of use discounts are based on aggregate minute based usage services excluding operator services. All usage must be filled off of the same Frontier billing platform and billed in the same invoice cycle.

3/17/98                                69                         Initials
                                                                           ----

                                                                     Exhibit L
                                                                   Page 1 of 2

                       PRIVATE LINE SERVICES SCHEDULE
                         "FRONTIER'S SONET NETWORK"

1.   PRIVATE LINE SERVICES:

     (a) Frontier shall, in accordance with this Schedule, provide to RMBI DS-1and/or DS-3 circuit capacity between the city pairs defined in Exhibit M(a) attached hereto and made part hereof (the "PRIVATE LINE SERVICES").

     (b) RMBI understands that the Private Line Services will be provided on a new SONET-ring network that is currently being constructed by Frontier. Frontier has provided RMBI with the estimated completion dates for the network. Once ordered, Frontier will use reasonable efforts to have the Private Line Services available to RMBI in accordance with such dates. RMBI understands and agrees that such dates are estimates only, that Frontier is not warranting that the Private Line Services will be available by such dates and that the provision of service is contingent on the availability of Frontier facilities.

     (c) Except if the Agreement is terminated by a Party for the other Party's uncured breach, then, notwithstanding the term of the Agreement, the Private Line Services will continue to be provided under the terms of the Agreement until the minimum commitment period for the last city pair circuit installed under Exhibit M (a) expires (as determined by Frontier's records). Thereafter, the Private Line Services will continue on a month to month basis at the rates then in effect.

2.   BILLING AND PAYMENT; MINIMUM COMMITMENTS:

     (a) RMBI shall pay Frontier for the Private Line Services at the rates and charges set out in Exhibit M (a). RMBI is also liable for applicable taxes and governmental assessments with respect to its use of the Private Line Services. Billing for a circuit shall commence upon the earlier to occur of (i) 30 days following the date Frontier notifies RMBI, in writing or via electronic transmission, that the ordered circuit capacity is available, and (ii) the date the ordered circuit capacity is accepted by RMBI.

     (b) Monthly recurring charges are invoiced to RMBI in advance and installation and special charges upon order completion. Invoicing and payment terms are set out in the Agreement.

     (c) The pricing in this Schedule and any attached Exhibit is limited to the Private Line Services provided between "on-net" Frontier city pair nodes both resident on Frontier's SONET-ring network. Frontier may revise the rates and charges in this Schedule and any attached Exhibits at any time upon written notice to RMBI. RMBI may cancel the Private Line Services for those city-pairs subject to a rate/charge increase upon written notice to Frontier given no later than 30 days after RMBI's receipt of the increase notice.

      (d) RMBI shall be liable for the applicable minimum circuit terms and minimum circuit commitment charges set out in Exhibit M
              (a).

      (e) Except as otherwise specifically provided in this Schedule or an attached Exhibit, RMBI is responsible for ordering all facilities and equipment necessary for its interconnection to Frontier's network for use of the Private Line Services. RMBI shall be liable for all costs and expenses of such interconnection, including without limitation, the installation, testing, maintenance and operation of equipment and facilities.

3/17/98                                70                         Initials
                                                                           ----

                                                                      Exhibit L
                                                                    Page 2 of 2

     (f) If a circuit is cancelled prior to expiration of its minimum term commitment, except if cancelled by RMBI under paragraph 2.(c) above or for Frontier's uncured breach, RMBI shall be liable for, and shall pay to Frontier upon demand, liquidated damages in an amount equal to the applicable monthly per circuit minimum charge times the number of months remaining on the unexpired term of the circuit.

3.   WARRANTIES AND LIMITATION OF LIABILITY:

     (a) The Private Line Services shall be provided by Frontier in accordance with the applicable technical standards established for dedicated circuit capacity by the telecommunications industry for a digital fiber optic network. FRONTIER MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

     (b) The entire liability of Frontier for all claims of whatever nature arising out of its provision of the Private Line Services (including its negligence), and not caused by (i) RMBI or third parties, or (ii) a scheduled or emergency interruption, shall be a credit for service interruptions greater than 60 continuous minutes. The credit is computed by multiplying the monthly recurring charge for the affected circuit by the ratio that the number of hours (including fractional parts calculated to the nearest tenth of an hour) in the period of interruption bears to 720 (each month is considered to have 720 hours). Interruptions are measured from the time RMBI notifies Frontier of the interruption by expeditious means, until the interruption is corrected.





3/17/98                                71                         Initials
                                                                           ----

                                                                   Exhibit L(a)
                                                                    Page 1 of 1

                             RATES AND CHARGES

PRICING* BASED ON CIRCUIT TERM COMMITMENT:

                                                     Minimum Monthly Circuit Charge
Type    1 Year **    2 Year   3 Year     4 Year   shall be no less than (per circuit)
------------------------------------------------  -----------------------------------
DS-1     $***         $***     $***$      $***                   $***

DS-3     $***         $***     $***$      $***                   $***

OC-3     N/A          N/A      $***       $***                   $***

OC-12    N/A          N/A      $***       $***                   $***

*        Pricing is per DS-0 mile times V & H mileage for specific city pair
**       1 year is the minimum circuit term commitment

         Non-recurring charges (per circuit):

                  DESCRIPTION                           NON-RECURRING CHARGE
                  -----------                           --------------------
         DS-1:    Installation Charge                           $***
                  Expedited Order                               $***
                  Rearrangement* Charge                         $***
                  M1-3 Installation Charge**(per end)           $***

         DS-3:    Installation Charges                          $***
                  Expedited Order                               $***
                  Rearrangement* Charge                         $***
                  M1-3 Installation Charge**(per end)           $***

         OC-3:    Installation Charge                           $***
                  Expedited Order                               $***
                  Rearrangement* Charge                         $***
                  M1-3 Installation Charge**(per end)           $***

         OC-12:Installation Charge                              $***
                  Expedited Order                               $***
                  Rearrangement* Charge                         $***
                  M1-3 Installation Charge**(per end)           $***

* Rearrangement is any de-installation or re-routing of a circuit within six months of installation.
**M1-3's are subject to a monthly recurring charge of $*** per month (per end).

3/17/98                                72                         Initials
                                                                           ----